                                                      Pursuant to rule 497(b)
                                                      Registration No: 333-31247


Prospectus


                          DIAMONDS SM Trust, Series 1

                           (A Unit Investment Trust)

                            ----------------------

  .DIAMONDS Trust is Designed to Closely Track the Price and Yield Performance of the Dow Jones Industrial Average ("DJIA"SM).

  .DIAMONDS Trust Portfolio Holds All of the DJIA Stocks.

  .Each DIAMONDS Unit Represents an Undivided Ownership Interest in the DIAMONDS Trust Portfolio.

  .The DIAMONDS Trust Issues and Redeems DIAMONDS Units Only in Multiples of 50,000 (called "Creation Units") in Exchange for DJIA Stocks and Cash.

  .Individual DIAMONDS Units Trade on the American Stock Exchange Like Any Other Equity Security.

  .Minimum Trading Unit: 1 DIAMONDS Unit.

                            ----------------------

                           SPONSOR: PDR SERVICES LLC
                 (Solely Owned by American Stock Exchange LLC)



                            THE DOW INDUSTRIALS SM
                            ----------------------
                                  DIAMONDS SM
                            ----------------------
                            ----------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ----------------------

           This Prospectus consists of two parts: Part A and Part B.
                   Prospectus Part A Dated February 23, 2001

                            ----------------------



                     COPYRIGHT(R) 2001 by PDR Services LLC

                            DIAMONDS TRUST, SERIES 1

                               TABLE OF CONTENTS

FRONT COVER PAGE
DIAMONDS PROSPECTUS PART A--HIGHLIGHTS

 DIAMONDS Are Ownership Interests in the DIAMONDS Trust..................   A-2
 DIAMONDS Trade on the American Stock Exchange...........................   A-2
 The DIAMONDS Trust Issues and Redeems DIAMONDS in Multiples of 50,000
  DIAMONDS called "Creation Units".......................................   A-2
 Brokerage Commissions on DIAMONDS.......................................   A-3
 DIAMONDS Are Based on the Dow Jones Industrial Average..................   A-3
 DIAMONDS Should Closely Track the Value of the Underlying DJIA Stocks...   A-3
 Expenses of the Trust...................................................   A-3
 DIAMONDS Make Periodic Dividend Payments................................   A-5
 The Trustee Votes the Underlying Shares.................................   A-5
 Termination of the DIAMONDS Trust.......................................   A-5
 Risk Factors............................................................   A-5
 DIAMONDS PROSPECTUS PART B
 Essential Information...................................................   B-2
 Report of Independent Accountants.......................................   B-4
 Statement of Assets and Liabilities.....................................   B-5
 Statements of Operations................................................   B-6
 Statements of Changes in Net Assets.....................................   B-7
 Financial Highlights....................................................   B-8
 Notes to Financial Statements...........................................   B-9
 Schedule of Investments.................................................  B-14
 Prospectus Summary......................................................  B-15
 Risk Factors and Special Considerations.................................  B-25
 General.................................................................  B-25
 Net Asset Value and Market Prices.......................................  B-27
 Trading Considerations..................................................  B-27
 Market Risks............................................................  B-27
 The Trust...............................................................  B-30
 Creation of Creation Units..............................................  B-30
 Procedures for Creation of Creation Units...............................  B-33
 Placement of Creation Orders Using DIAMONDS Clearing Process............  B-35
 Placement of Creation Orders Outside DIAMONDS Clearing Process..........  B-36
 Book-Entry-Only System..................................................  B-36


                            TABLE OF CONTENTS cont'd

 The Portfolio...........................................................  B-39
 Adjustments to the Portfolio............................................  B-39
 Adjustments to the Portfolio Deposit....................................  B-43
 Selection and Acquisition of Securities.................................  B-45
 The DJIA................................................................  B-45
 License Agreement.......................................................  B-50
 Exchange Listing........................................................  B-51
 Tax Status of the Trust.................................................  B-52
 Tax Consequences to Beneficial Owners...................................  B-52
 Continuous Offering of DIAMONDS.........................................  B-55
 Expenses of the Trust...................................................  B-57
 Trustee Fee Scale.......................................................  B-59
 Redemption of DIAMONDS..................................................  B-61
 Procedure for Redemption of DIAMONDS....................................  B-61
 Placement of Redemption Orders Using DIAMONDS Clearing Process..........  B-65
 Placement of Redemption Orders Outside DIAMONDS Clearing Process........  B-65
 Valuation...............................................................  B-67
 Administration of the Trust.............................................  B-67
 Records.................................................................  B-67
 Voting..................................................................  B-68
 Distributions to Beneficial Owners......................................  B-68
 Trust Supervision.......................................................  B-71
 Statements to Beneficial Owners.........................................  B-71
 Register of Ownership and Transfer......................................  B-71
 Rights of Beneficial Owners.............................................  B-71
 Amendment...............................................................  B-72
 Termination.............................................................  B-73
 Resignation, Removal and Liability......................................  B-74
 The Trustee.............................................................  B-74
 The Sponsor.............................................................  B-76
 Sponsor.................................................................  B-77
 Trustee.................................................................  B-77
 Depository..............................................................  B-77
 Legal Opinion...........................................................  B-78
 Independent Accountants.................................................  B-78
 Code of Ethics..........................................................  B-78
 Daily DIAMONDS Unit Trading Information.................................  B-78
 Information and Comparisons Relating to Trust, Secondary Market Trading,
  Net Asset Size, Performance and Tax Treatment..........................  B-79
 Dividend Reinvestment Service...........................................  B-87
 Glossary of Defined Terms...............................................  B-89


"Dow Jones Industrial Average"SM, "DJIA"SM, "Dow Jones"SM, "The Dow"SM, "THE DOW INDUSTRIALS"SM and "DIAMONDS"SM are trademarks and service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by PDR Services LLC and American Stock Exchange LLC pursuant to a License Agreement with Dow Jones. The Trust, based on the DJIA, is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

                    DIAMONDS PROSPECTUS PART A--HIGHLIGHTS

 .   DIAMONDS ARE OWNERSHIP INTERESTS IN THE DIAMONDS TRUST

  The DIAMONDS Trust (the "Trust") is a unit investment trust that issues securities called "DIAMONDS". DIAMONDS represent an undivided ownership interest in the portfolio of stocks held by the DIAMONDS Trust. The DIAMONDS Trust holds all of the common stocks of the Dow Jones Industrial Average (the "DJIA") and is intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the DJIA.

 .   DIAMONDS TRADE ON THE AMERICAN STOCK EXCHANGE

  DIAMONDS are listed for trading on the American Stock Exchange (the "Exchange"). DIAMONDS are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. DIAMONDS are traded on the Exchange in 100 DIAMONDS round lots, but can be traded in odd lots of as little as 1 DIAMONDS Unit. Note that trading of DIAMONDS on the Exchange will be halted under the circumstances described in the paragraphs below relating to the risks of investing in DIAMONDS.

 .   THE DIAMONDS TRUST ISSUES AND REDEEMS DIAMONDS IN MULTIPLES OF 50,000
    DIAMONDS CALLED "CREATION UNITS"

  The Trust only issues DIAMONDS in specified large-sized minimum numbers (50,000 DIAMONDS or multiples thereof) referred to as "Creation Units". Most DIAMONDS holders however, purchase and sell DIAMONDS in the secondary trading market on the Exchange, in lots of any size.

  Creation Units are issued by the Trust to anyone who, after placing a creation order with the Distributor, deposits with State Street Bank and Trust Company, the "Trustee" of the Trust, a specified portfolio of DJIA securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

  DIAMONDS are not individually redeemable, except upon termination of the Trust. DIAMONDS can be redeemed only by tendering to the Trust 50,000 DIAMONDS (or multiples thereof)--the same Creation Unit-sized minimum number. The Trust will then deliver a portfolio of DJIA securities (based on net asset value ("NAV") of the Trust), together with a cash payment (generally equal to accumulated dividends (net of expenses) as of the date of redemption) to the redeeming holder.

  Procedures to be followed when engaging in these "creation" and redemption transactions are set forth in Part B of this Prospectus.

 . BROKERAGE COMMISSIONS ON DIAMONDS

  Secondary market purchases and sales of DIAMONDS are subject to ordinary brokerage commissions.

 . DIAMONDS ARE BASED ON THE DOW JONES INDUSTRIAL AVERAGE

  The Sponsor selected the DJIA, composed of 30 publicly traded stocks, as the basis for DIAMONDS because it is well-known to investors and contains some of the most well known, liquid and highly capitalized companies in the U.S. Current information regarding the market value of the DJIA is available from market information services. Dow Jones obtains information for inclusion in or for use in the calculation of the DJIA Index from sources which Dow Jones considers reliable, but neither Dow Jones, the Sponsor, the Trust nor the Exchange accepts responsibility for or guarantees the accuracy and/or completeness of the DJIA or any data included in it.

 . DIAMONDS SHOULD CLOSELY TRACK THE VALUE OF THE UNDERLYING DJIA STOCKS

  To maintain the correspondence between the composition and weightings of securities held by the Trust (the "Securities") and the stocks in the DJIA, the Securities will be adjusted by the Trustee from time to time to conform to periodic changes in the identity and/or corporate actions which change the price of the DJIA Stocks, for example, a stock split. The DIAMONDS Trust Agreement contains directions to the Trustee specifying how changes to the DJIA are to be replicated by the Trust.

  The value of DIAMONDS will fluctuate in relation to changes in the value of the Trust's portfolio of securities. However, at any point in time, the market price of each individual DIAMONDS Unit may not be identical to the net asset value of such DIAMONDS Unit. Historically, these two valuations have been very close. See Part B of this Prospectus for a description of the comparisons of market price and net asset value. Of course, these comparisons only reflect past performance and no guarantee can be made of future performance.

  The current value of the DJIA will ordinarily continue to be reported even when trading is interrupted in some or all of its component stocks. In that event, the reported index level will be based on the current market price of those stocks still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in the DJIA.

 . EXPENSES OF THE TRUST

  Fees and expenses to be charged to the Trust are described in Part B of this Prospectus and as shown in the table below. These fees and expenses include, among other costs, the Trustee's fees, Dow Jones licensing, federal registration fees and expenses of the Sponsor relating to the printing and distribution of marketing materials. The expenses of the Trust will be accrued daily and reflected in the net asset value of the Trust. Before reflecting waivers and credits, the Trust is currently accruing ordinary operating expenses at an annual rate of 0.1800%*:

              Estimated Trust Annual Ordinary Operating Expenses

                                                    As a % of
                                                 Trust Net Assets
                                                 ----------------
      Trustee's Fee 10:8:6 bps                        0.0856
      Dow Jones License Fee                           0.0556
      Registration Fees                               0.0131
      Marketing                                       0.1557
      Other Operating Expenses                        0.0365
                                                     -------
      Total:                                          0.3465
      Trustee Waiver 18.00 bps                       (0.1665)
                                                     -------
      Net Expense After Waiver                        0.1800
      Trustee Reduction for Balance Credits          (0.0074)
                                                     -------
      Net Expenses after Waivers and Reductions       0.1726

  Future accruals will depend primarily on the level of the Trust's net assets and the level of expenses.

  *For fiscal year 2000, the ordinary operating expenses of the Trust were not permitted to exceed 0.1800% of the Trust's daily net asset value because the Sponsor voluntarily reimbursed the Trust for all ordinary operating expenses in excess of such amount. The Sponsor and the Trustee each reserves the right to discontinue this reimbursement policy in the future. Therefore, there is no guarantee that the Trust's ordinary operating expenses will not exceed 0.18% of the Trust's daily net asset value. Trust expenses were further reduced by a Trustee's earnings credit to 0.1726% of the Trust's daily net asset value. This Trustee's earnings credit is a reduction of Trust expenses principally as a result of uninvested cash balances in the Trust. The appropriate annual ordinary operating expense figure, for comparative purposes, is 0.1800%. See "Expenses of the Trust" in Part B of this Prospectus. A substantial portion of the expenses reimbursed by the Sponsor were expenses which typically are highest during the early years of an investment product like DIAMONDS. See "Statement of Operations for the Period ended October 31, 2000" in Part B of this Prospectus.

 . DIAMONDS MAKE PERIODIC DIVIDEND PAYMENTS

  DIAMONDS holders will be paid each calendar month an amount corresponding to the amount of any cash dividends on the Trust's portfolio of securities during the applicable period, net of fees and expenses associated with operation of the Trust. Because of such fees and expenses, the dividend yield for DIAMONDS will ordinarily be less than that of the DJIA. The DIAMONDS holder should be aware of the tax consequences associated with Trust dividends, as well as those associated with DIAMONDS sales or redemptions. Investors should consult their tax advisors in this regard.

 . THE TRUSTEE VOTES THE UNDERLYING SHARES

  The Trustee will vote any voting stocks held by the Trust in the same proportion as all other voting shares of such stocks are voted. Consequently, holders of DIAMONDS will not be able to vote the shares of the stocks underlying the DIAMONDS.

 . TERMINATION OF THE DIAMONDS TRUST

  The DIAMONDS Trust has a specified lifetime term. The Trust is scheduled to terminate no later than January 13, 2123, but it may terminate earlier under certain circumstances described in Part B of this Prospectus.

  Trading of DIAMONDS cannot occur after termination of the underlying Trust. Upon termination, the Trust may be liquidated, and DIAMONDS holders at that time will receive a distribution of their pro rata share of the assets of the Trust, net of certain fees and expenses.

 . RISK FACTORS

  Investors can lose money by investing in DIAMONDS. Investors should carefully consider the risk factors described below together with all of the other information included in Part B of this Prospectus before deciding to invest in DIAMONDS.

 .   DIAMONDS are subject to the risks of any investment in a portfolio of large capitalization common stocks, including the risk that the general level of stock prices may decline. A significant decline in the value of the Trust's portfolio can be expected to result in a similar decline in value of the corresponding DIAMONDS. Therefore, the value an investor receives from the sale of a DIAMONDS may be less than the investor's original purchase price.

 .   Investors should understand that the Trust may never be able to replicate exactly the performance of the DJIA because of the operational fees and expenses incurred by the Trust or because of the temporary unavailability of certain DJIA securities.

 .   Investors cannot be assured that the issuers of securities held by the
    Trust will pay dividends, and distributions on such securities will generally depend upon the declaration of dividends by the securities' issuers.

 .   The market price that an investor pays per DIAMONDS Unit on the Exchange may differ from the net asset value of the DIAMONDS Unit. This difference in price may be due to the fact that the supply and demand in the market for DIAMONDS at any point in time is not always identical to the supply and demand in the market for the underlying basket of DJIA securities.

 .   Investors will not be able to sell DIAMONDS during any period that the
    Exchange halts trading in DIAMONDS. The Exchange may halt the trading of DIAMONDS under certain circumstances described in Part B of this Prospectus, for example, as a result of the activation of market-wide "circuit breakers," or whenever Exchange officials determine that it is appropriate in the interest of a fair and orderly market or to protect investors.

 .   The Exchange maintains certain requirements to list securities, including
    DIAMONDS, on the Exchange. Investors cannot be assured that the Trust will continue to meet the requirements necessary to maintain the listing of DIAMONDS on the Exchange or that the Exchange will not change the listing requirements. The Trust shall be terminated if DIAMONDS are delisted from the Exchange.

 .   The Sponsor of the Trust has been granted a license to use the DJIA as a basis for determining the composition of the Trust and to use certain trade names and trademarks of Dow Jones. The Trust may be terminated if the license agreement is terminated.

 .   The Trust may also be terminated if at anytime up until January 13, 2001 the net asset value of the entire Trust falls below $150,000,000 or, at anytime thereafter, the net asset value of the entire Trust falls below $350,000,000.

 .   DIAMONDS are subject to the risk that extraordinary events may cause any of the providers of services to the Trust, such as the Trustee or the Sponsor, to close or otherwise fail to perform its obligations to the Trust. In the event of such a failure, if no suitable successor is available or willing to assume the obligations of its predecessor, the Trust then will be terminated.

                           DIAMONDS Trust, Series 1

                           (A Unit Investment Trust)

                            ----------------------



                            THE DOW INDUSTRIALS SM
                            ----------------------
                                  DIAMONDS SM
                            ----------------------

                     COPYRIGHT(R) 2001 by PDR Services LLC

                            ----------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ----------------------

           This Prospectus consists of two parts: Part A and Part B.
                   Prospectus Part B Dated February 23, 2001

                            ----------------------

                 ESSENTIAL INFORMATION AS OF OCTOBER 31, 2000+

Number of DIAMONDS                    18,250,758

Fractional Undivided Interest in
Trust Represented by each DIAMONDS
Unit
                                      1/18,250,758 th

Record Date:                          Monthly++

Dividend Payment Dates:               Monthly++

Trustee's Annual Fee:                 From 6/100 of one percent to 10/100 of
                                      one percent, based on net asset value of the Trust, as the same may be reduced by certain amounts, plus (or minus) the Adjustment Amount.+++

Estimated Ordinary Operating Expenses
of the Trust:                         18/100 of one percent (0.1800%)
                                      (inclusive of Trustee's annual fee).+++

Net Asset Value per DIAMONDS Unit
(based on the value of the
Securities, other net assets of the
Trust and number of DIAMONDS
outstanding)
                                      $109.73

Evaluation Time:                      Closing time of the regular trading
                                      session on the New York Stock Exchange,
                                      Inc. (ordinarily 4:00 p.m. New York
                                      time).

Licensor:                             Dow Jones & Company, Inc.

Mandatory Termination Date:           The first to occur of (i) January 13,
                                      2123 or (ii) the date 20 years after the death of the last survivor of fifteen persons named in the Agreement, the oldest of whom was born in 1994 and the youngest of whom was born in 1997.

Discretionary Termination:
                                      Trust may be terminated if at any time
                                      after six months following and prior to
                                      three years following the Initial Date
                                      of Deposit the value of the securities
                                      held by the Trust
                                      is less than $150,000,000 or if at any
                                      time after three years following the
                                      Initial Date of Deposit such value of
                                      the securities held by the Trust is less
                                      than $350,000,000, as such amount shall
                                      be adjusted for inflation.++++
-----------
   + The Trust Agreement became effective and the Initial Deposit was made on
     January 13, 1998 (the "Initial Date of Deposit").
  ++ See "Administration of the Trust, Distributions to Beneficial Owners". +++ Until further notice, the Sponsor has undertaken that the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is 0.1800% of the daily net asset value of the Trust. Thereafter, such amount may be changed and may exceed 0.1800%. Ordinary operating expenses are currently being accrued at an annual rate of 0.1800% of the daily net asset value of the Trust; future accruals will depend primarily upon the level of the Trust's net assets and the level of Trust expenses. There is no guarantee that the Trust's ordinary operating expenses will not exceed 0.1800% of the Trust's daily net asset value and such rate may be changed without notice. See "Expenses of the Trust".
++++ The Trust may also be terminated under other circumstances. See
     "Administration of the Trust--Termination".

DIAMONDS Trust Series 1
Report of Independent Accountants

-------------------------------------------------------------------------------

To the Trustee and Unitholders of
DIAMONDS Trust Series 1


  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DIAMONDS Trust Series 1 (the "Trust") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities of October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 15, 2000

DIAMONDS Trust Series 1
Statement of Assets and Liabilities
October 31, 2000
--------------------------------------------------------------------------------

Assets
  Investments in securities, at value (cost $2,134,300,985)......  $2,001,687,967
  Cash...........................................................       3,021,005
  Receivable for investments sold................................      46,836,770
  Dividends receivable...........................................       1,326,460
  Deferred organization costs....................................       1,106,361
                                                                   --------------
Total Assets.....................................................   2,053,978,563
                                                                   ==============
Liabilities
  Payable for investments purchased..............................      47,082,426
  Payable for income delivered for DIAMONDS issued/redeemed in-
    kind.........................................................           9,700
  Distributions payable..........................................       2,508,889
  Due to Sponsor.................................................       1,073,870
  Accrued Trustee fees...........................................         156,622
  Accrued expenses and other liabilities.........................         541,601
                                                                   --------------
Total Liabilities................................................      51,373,108
                                                                   --------------
Net Assets.......................................................  $2,002,605,455
                                                                   ==============
Net assets represented by:
  Paid in surplus relating to 18,250,758 units of fractional undivided interest ("DIAMONDS") outstanding; unlimited units authorized...................................................  $2,165,538,763
  Distribution in excess of net investment income................        (724,447)
  Accumulated net realized loss on investments...................     (29,595,843)
  Net unrealized depreciation on investments.....................    (132,613,018)
                                                                   --------------
Net Assets.......................................................  $2,002,605,455
                                                                   ==============
Net asset value per DIAMOND ($2,002,605,455/18,250,758 DIAMONDS).  $       109.73
                                                                   ==============

See accompanying notes to financial statements

DIAMONDS Trust Series 1
Statements of Operations
--------------------------------------------------------------------------------

                               For the Year     For the Year    For the Period
                                  Ended            Ended             Ended
                             October 31, 2000 October 31, 1999 October 31, 1998*
                             ---------------- ---------------- -----------------
Investment Income
  Dividend income..........   $  27,110,365     $  9,701,986      $ 3,218,084
                              -------------     ------------      -----------
Expenses
  Marketing expense........       2,800,000          712,625        2,780,541
  Trustee expense..........       1,677,261          912,453          240,341
  DJIA license fee.........       1,000,000        1,000,000          797,260
  Amortization of
    organization costs.....         503,642          502,266          195,661
  SEC registration expense.         235,534          152,003           93,200
  Printing and postage
    expense................         162,000          154,540          641,161
  Legal and audit services.          56,389           39,097          136,370
  Miscellaneous expense....             700            1,280              100
                              -------------     ------------      -----------
Total expenses.............       6,435,526        3,474,264        4,884,634
  Rebate from Sponsor......      (2,597,968)      (1,418,867)      (4,301,113)
  Rebate from Trustee......        (599,740)        (912,453)        (231,341)
                              -------------     ------------      -----------
Net expenses...............       3,237,818        1,142,944          352,180
  Trustee earnings credit..        (133,506)         (22,000)          (5,168)
                              -------------     ------------      -----------
Net expenses after Trustee
  earnings credit..........       3,104,312        1,120,944          347,012
                              -------------     ------------      -----------
Net investment income......      24,006,053        8,581,042        2,871,072
                              -------------     ------------      -----------
Realized and unrealized
  gain on investments
  Net realized gain on
    investment
    transactions...........     189,376,879      115,756,556       27,304,522
  Net change in unrealized
    depreciation...........    (119,522,465)      (7,307,187)      (5,783,366)
                              -------------     ------------      -----------
Net realized and unrealized
  gain on investments......      69,854,414      108,449,369       21,521,156
                              -------------     ------------      -----------
Net increase in net assets
  from operations..........   $  93,860,467     $117,030,411      $24,392,228
                              =============     ============      ===========

-----------
* The Trust commenced operations on January 14, 1998.

See accompanying notes to financial statements

DIAMONDS Trust Series 1
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                  For the Year    For the Year   For the Period
                                     Ended           Ended           Ended
                                  October 31,     October 31,     October 31,
                                      2000            1999           1998*
                                 --------------  --------------  --------------
Increase in net assets from
  operations:
  Net investment income......... $   24,006,053  $    8,581,042   $  2,871,072
  Net realized gain on
    investment transactions.....    189,376,879     115,756,556     27,304,522
  Net change in unrealized
    depreciation................   (119,522,465)     (7,307,187)    (5,783,366)
                                 --------------  --------------   ------------
Net increase in net assets from
  operations....................     93,860,467     117,030,411     24,392,228
                                 --------------  --------------   ------------
Undistributed net investment
  income included in price of
  units issued and redeemed,
  net...........................         63,116         459,889        206,316
                                 --------------  --------------   ------------
Distributions to unitholders
  from:
  Net investment income.........    (24,006,053)     (8,581,042)    (2,871,072)
  In excess of net investment
    income......................       (411,609)       (262,907)      (103,209)
                                 --------------  --------------   ------------
Total distributions to
  unitholders...................    (24,417,662)     (8,843,949)    (2,974,281)
                                 --------------  --------------   ------------
Net increase in net assets from
  issuance and redemption of
  DIAMONDS......................    892,111,223     575,660,769    296,396,278
                                 --------------  --------------   ------------
Net increase in net assets
  during period.................    961,617,144     684,307,120    318,020,541
Net assets at beginning of
  period........................  1,040,988,311     356,681,191     38,660,650
                                 --------------  --------------   ------------
Net assets end of period(a)..... $2,002,605,455  $1,040,988,311   $356,681,191
                                 ==============  ==============   ============
(a) Includes distribution in
  excess of net investment
  income........................ $     (724,447) $     (366,116)  $   (103,209)
                                 --------------  --------------   ------------

-----------
* The Trust commenced operations on January 14, 1998.

See accompanying notes to financial statements

DIAMONDS Trust Series 1
Financial Highlights
Selected data for a DIAMOND outstanding during the period
-------------------------------------------------------------------------------

                             For the Year        For the Year       For the Period
                                 Ended               Ended               Ended
                          October 31, 2000(5) October 31, 1999(5) October 31, 1998(1)
                          ------------------- ------------------- -------------------
Net asset value,
 beginning of period....      $   107.31          $    85.94           $  77.32
                              ----------          ----------           --------
Investment Operations:
 Net investment income..            1.43                1.41               0.98
 Net realized and
  unrealized gain on
  investments...........            2.47               21.36               8.59
                              ----------          ----------           --------
Total from investment
 operations.............            3.90               22.77               9.57
                              ----------          ----------           --------
Undistributed net
 investment income
 included in price of
 units issued and
 redeemed, net..........            0.00(6)             0.08               0.05
                              ----------          ----------           --------
Less distributions from:
 Net investment income..           (1.43)              (1.41)             (0.98)
 In excess of net
  investment income.....           (0.05)              (0.07)             (0.02)
                              ----------          ----------           --------
Total distributions.....           (1.48)              (1.48)             (1.00)
                              ----------          ----------           --------
Net asset value, end of
 period.................      $   109.73          $   107.31           $  85.94
                              ----------          ----------           --------
Total investment return
 (4)....................            3.68%              26.71%             12.44%
Ratios and supplemental
 data
Ratios to average net
 assets:
Net investment income...            1.34%               1.37%              1.49%(2)
Total expenses..........            0.17%               0.18%              0.18%(2)
Portfolio turnover rate
 (3)....................           23.85%              34.70%              3.23%
Total expenses excluding
 trustee earnings
 credit.................            0.18%               0.18%              0.18%(2)
Total expenses excluding
 rebates, trustee
 earnings credit and
 waivers (7)............            0.36%               0.37%              2.35%(2)
Net asset value, end of
 period (000's).........      $2,002,605          $1,040,988           $356,681

----------
(1) The Trust commenced operations on January 14, 1998.
(2) Annualized.
(3) Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of DIAMONDS.
(4) Total returns for periods of less than one year are not annualized and do not include transaction fees.
(5) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(6) Amount shown represents less than $0.01.
(7) Excludes expenses reimbursed by the Sponsor and Trustee from the period January 14, 1998 through February 29, 2000 and the Sponsor from the period March 1, 2000 through October 31, 2000.

See accompanying notes to financial statements

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2000
-------------------------------------------------------------------------------

Note 1--Organization

  DIAMONDS Trust Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the portfolio of securities consisting of substantially all of the component common stocks, which comprise the Dow Jones Industrial Average (the "DJIA"). Each unit of fractional undivided interest in the Trust is referred to as a "DIAMONDS Unit". The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 DIAMONDS (equivalent to ten "Creation Units"--see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Note 2--Significant Accounting Policies

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

Security Valuation

  Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security. If no closing sale price is available, then the security is valued at the previous closing sale price on the exchange which is deemed to be the principal market for the security. If there is no closing sale price available, valuation will be determined by the Trustee in good faith based on available information.

Investment Transactions

  Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

  The Trust declares and distributes dividends from net investment income to its unitholders monthly. The Trust will distribute net realized capital gains, if any, at least annually.

DIAMONDS Trust Series 1
Notes to Financial Statements (continued)
October 31, 2000
-------------------------------------------------------------------------------

Organization Costs

  The Trust incurred organization costs of $2,307,929, which have been capitalized and are being charged to operations ratably over a period of 60 months.

Federal Income Tax

  The Trust has qualified and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. During the fiscal year ended October 31, 2000, the Trust reclassified $201,180,978 of non-taxable security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in surplus in the Statements of Assets and Liabilities. The Trust incurred net capital losses of $282,282 for the fiscal period ended October 31, 1998, $17,127,379 for the fiscal year ended October 31, 1999, and $11,386,434 for the fiscal year ended October 31, 2000. These losses may be utilized to offset any net realized capital gains through October 31, 2006, October 31, 2007, and October 31, 2008, respectively.

Note 3--Transactions with the Trustee and Sponsor

  In accordance with the Trust Agreement, State Street Bank and Trust Company (the "Trustee") maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered in exchange for the issuance of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the period November 1, 1999 through February 29, 2000:

Net asset value of the Trust     Fee as a percentage of net asset value of the Trust
----------------------------  ----------------------------------------------------------
$0--$499,999,999              15/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000--
 $999,999,999                 13/100 of 1% per annum plus or minus the Adjustment Amount
$1,000,000,000--and
 above                        11/100 of 1% per annum plus or minus the Adjustment Amount

DIAMONDS Trust Series 1
Notes to Financial Statements (continued)
October 31, 2000
-------------------------------------------------------------------------------

  Effective March 1, 2000, the Trustee contractually reduced, on a permanent basis, the Trustee Fee to the following annual rates:

Net asset value of the Trust     Fee as a percentage of net asset value of the Trust
----------------------------  ----------------------------------------------------------
$0--$499,999,999              10/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000--
 $2,499,999,999               08/100 of 1% per annum plus or minus the Adjustment Amount
$2,500,000,000--and
 above                        06/100 of 1% per annum plus or minus the Adjustment Amount

  The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of SPDRs and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended October 31, 2000, the Adjustment Amount decreased the Trustee's fee by $197,821. The Adjustment Amount included an excess of net transaction fees from processing orders of $64,315 and a Trustee earnings credit of $133,506.

  For the fiscal year ended October 31, 2000, PDR Services LLC (the "Sponsor", a wholly-owned subsidiary of the American Stock Exchange LLC) agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18.00/100 of 1% per annum of the daily net asset value of the Trust. The amount of such reimbursement by the Sponsor for the fiscal year ended October 31, 2000 was $2,597,968. From the period November 1, 1999 through February 29, 2000, State Street Bank and Trust Company (the "Trustee") agreed to waive the Trustee's fee. The amount of such waiver by the Trustee for the period was $599,740.

  Dow Jones & Company, Inc. ("Dow Jones"), the American Stock Exchange LLC (the "AMEX"), and PDR Services (the "Sponsor") have entered into a License Agreement pursuant to which certain Dow Jones marks may be used in connection with the Trust subject to the payment of license fees.

DIAMONDS Trust Series 1
Notes to Financial Statements (continued)
October 31, 2000
-------------------------------------------------------------------------------

Note 4--Trust Transactions in DIAMONDS

Transactions in DIAMONDS were as follows.

                                                           Year Ended
                                                        October 31, 2000
                                                   ----------------------------
                                                    DIAMONDS        Amounts
                                                   -----------  ---------------
DIAMONDS sold.....................................  30,350,000  $ 3,242,757,491
DIAMONDS issued upon dividend reinvestment........         378           40,754
DIAMONDS redeemed................................. (21,800,000)  (2,350,623,906)
Net income equalization...........................         --           (63,116)
                                                   -----------  ---------------
Net Increase......................................   8,550,378  $   892,111,223
                                                   ===========  ===============

                                                           Year Ended
                                                        October 31, 1999
                                                   ----------------------------
                                                    DIAMONDS        Amounts
                                                   -----------  ---------------
DIAMONDS sold.....................................  17,200,000  $ 1,822,509,789
DIAMONDS issued upon dividend reinvestment........         194           19,408
DIAMONDS redeemed................................. (11,650,000)  (1,246,408,539)
Net income equalization...........................         --          (459,889)
                                                   -----------  ---------------
Net Increase......................................   5,550,194  $   575,660,769
                                                   ===========  ===============
                                                     Period from January 14,
                                                    1998 to October 31, 1998
                                                   ----------------------------
                                                    DIAMONDS        Amounts
                                                   -----------  ---------------
DIAMONDS sold.....................................   6,900,000  $   578,121,987
DIAMONDS issued upon dividend reinvestment........         186           16,132
DIAMONDS redeemed.................................  (3,250,000)    (281,535,525)
Net income equalization...........................         --          (206,316)
                                                   -----------  ---------------
Net Increase......................................   3,650,186  $   296,396,278
                                                   ===========  ===============

  Except for under the Trust's dividend reinvestment plan, DIAMONDS are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 DIAMONDS. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per DIAMOND (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $1,000 is charged in connection with each creation or redemption of Creation Units through the DIAMONDS Clearing Process per Participating party per day, regardless of the number of Creation Units created or redeemed. Transaction fees are received by the Trustee and used to offset the expense of processing orders.

DIAMONDS Trust Series 1
Notes to Financial Statements (continued)
October 31, 2000
-------------------------------------------------------------------------------

Note 5--Investment Transactions

  For the fiscal year ended October 31, 2000, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $2,970,965,688, $2,079,144,713, $425,129,792 and $421,324,815,
respectively. At October 31, 2000, the cost of investments for federal income tax purposes was $2,135,100,735 accordingly, gross unrealized appreciation was $122,307,081, and gross unrealized depreciation was $255,719,849, resulting in net unrealized depreciation of $133,412,768.

DIAMONDS Trust Series 1
Schedule of Investments
October 31, 2000
--------------------------------------------------------------------------------

Common Stocks                                           Shares       Value
-------------                                          --------- --------------
Alcoa, Inc............................................ 1,106,937 $   31,755,255
American Express Co................................... 1,106,937     66,416,220
AT & T Corp........................................... 1,106,937     25,667,102
Boeing Co............................................. 1,106,937     75,064,165
Caterpillar, Inc...................................... 1,106,937     38,811,979
Citigroup, Inc........................................ 1,106,937     58,252,560
Coca-Cola Co.......................................... 1,106,937     66,831,321
Disney (Walt) Co. (The)............................... 1,106,937     39,642,181
Du Pont (E.I.) de Nemours & Co., Inc. ................ 1,106,937     50,227,266
Eastman Kodak Co...................................... 1,106,937     49,673,798
Exxon Mobil Corp...................................... 1,106,937     98,724,944
General Electric Co. ................................. 1,106,937     60,673,984
General Motors Corp................................... 1,106,937     68,768,461
Hewlett-Packard Co.................................... 1,106,937     51,403,341
Home Depot, Inc....................................... 1,106,937     47,598,291
Honeywell International, Inc.......................... 1,106,937     59,567,047
Intel Corp............................................ 1,106,937     49,812,165
International Business Machines Corp.................. 1,106,937    109,033,295
International Paper Co................................ 1,106,937     40,541,568
Johnson & Johnson..................................... 1,106,937    101,976,571
McDonald's Corp....................................... 1,106,937     34,315,047
Merck & Co., Inc...................................... 1,106,937     99,555,146
Microsoft Corp.*...................................... 1,106,937     76,240,286
Minnesota Mining & Manufacturing Co................... 1,106,937    106,957,788
Morgan (J.P.) & Co., Inc. ............................ 1,106,937    183,198,073
Philip Morris Cos., Inc............................... 1,106,937     40,541,568
Procter & Gamble Co................................... 1,106,937     79,076,812
SBC Communications, Inc. ............................. 1,106,937     63,856,428
United Technologies Corp. ............................ 1,106,937     77,278,039
Wal-Mart Stores, Inc. ................................ 1,106,937     50,227,266
                                                                 --------------
Total Investments--(Cost $2,134,300,985)..............           $2,001,687,967
                                                                 ==============

(*) Denotes non-income producing security.

See accompanying notes to financial statements

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by the more detailed information appearing elsewhere in Part B of this Prospectus.

Objectives

  The Sponsor formed the Trust to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the Securities which consist of all of the component common stocks of the Dow Jones Industrial Average (the "DJIA") in the form of a security that closely tracks the DJIA and that may be traded as a share of common stock. The investment objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the component common stocks of the DJIA (the component common stocks of the DJIA are sometimes referred to herein as "Index Securities"). There can be no assurance that this investment objective will be met fully. For example, it may not be possible for the Trust to replicate and maintain exactly the composition of the Index Securities. It is also possible that, from time to time, the Trust will be unable to purchase all of the Index Securities. In certain circumstances, the Trust may be required to make distributions in excess of the yield performance of the Index Securities (see "Tax Status of the Trust"). The value of the Securities and, consequently, the value of DIAMONDS, is subject to changes in the value of common stocks generally and to other factors. Further, the payment of dividends and maintenance of capital are subject to a number of conditions, including the financial condition of the issuers of the Securities (see "Special Considerations and Risk Factors").

The Trust

  The Trust is a unit investment trust organized under the laws of the State of New York. The Trust is governed by a trust agreement (the "Trust Agreement") between State Street Bank and Trust Company, a bank and trust company organized under the laws of the Commonwealth of Massachusetts (the "Trustee"), and the Sponsor dated and executed as of January 13, 1998.

Distributor

  The Distributor for DIAMONDS is ALPS Mutual Funds Services, Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (see "Underwriting").

Portfolio Deposits

  All orders to create DIAMONDS in Creation Unit size aggregations must be placed with the Distributor (see "Underwriting" and "Procedure for Creation of Creation Units"). To be eligible to place orders with the Distributor to create Creation Unit size aggregations of DIAMONDS, an entity or person either must be (1) a "Participating Party", as hereinafter defined or (2) a Depository Trust Company Participant (see "Book-Entry Ownership of DIAMONDS"), and in each case must have executed a Participant Agreement, as hereinafter defined (see "The Trust--Procedures for Creation of Creation Units" and "The Trust--Placement of Creation Orders Using DIAMONDS Clearing Process"). As used herein, the term "Participating Party" means a broker-dealer or other participant in the DIAMONDS Clearing Process, as hereinafter defined, through the Continuous Net Settlement ("CNS") System of the National Securities Clearing Corporation ("NSCC"), a clearing agency that is registered with the Securities and Exchange Commission (the "Commission"). Upon acceptance of an order to create DIAMONDS, the Distributor will transmit such order to the Trustee and instruct the Trustee to initiate the book entry movement of the appropriate number of DIAMONDS to the account of the entity placing the order. Payment for orders to create DIAMONDS will be made by deposits with the Trustee of a portfolio of securities that is substantially similar in composition to the Index Securities (see "The Trust--Creation of DIAMONDS"), together with a cash payment in an amount which shall be equal to the Dividend Equivalent Payment (as hereinafter defined), plus or minus, as the case may be, the Balancing Amount (as hereinafter defined--see "The Portfolio--Adjustments to the Portfolio Deposit"). The "Dividend Equivalent Payment" enables the Trustee to make a distribution of dividends on the next Dividend Payment Date (as hereinafter defined), and is an amount equal, on a per Creation Unit basis, to the dividends on all the Securities with ex-dividend dates within the accumulation period, net of expenses for such period (including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted, if any, and (y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted (see "Expenses of the Trust")), as if all of the Securities had been held for the entire accumulation period for such distribution. For federal income tax purposes, a portion of dividend distributions may result in a return of capital to Beneficial Owners (as hereinafter defined) of DIAMONDS (see "Tax Status of the Trust").

  The Dividend Equivalent Payment and the Balancing Amount are collectively referred to herein as the "Cash Component" and the deposit of such a portfolio of securities and the Cash Component are collectively referred to herein as a "Portfolio Deposit". In connection with the creation of DIAMONDS, in the event that the Trustee determines, in its discretion, that one or more Index Securities are likely to be unavailable for delivery or available in insufficient quantity for delivery to the Trust upon the creation of DIAMONDS in Creation Unit size aggregations, then the Trustee shall have the right in its discretion to permit the cash equivalent value of such Index Security or Index Securities to be included in the Portfolio Deposit as a part of the Cash Component in lieu of the inclusion of such Index Security or Index Securities in the securities portion of the Portfolio Deposit (see "The Portfolio-- Adjustments to the Portfolio Deposit").

  In connection with the creation of DIAMONDS, if a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee shall have the right, in its discretion, to permit the cash equivalent value of such Index Security or Index Securities to be included in the Portfolio Deposit based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor (see "Placement of Creation Orders Outside DIAMONDS Clearing Process") as part of the Cash Component in lieu of the inclusion of such Index Security or Index Securities in the securities portion of the Portfolio Deposit. In such case such creator will pay the Trustee the standard Transaction Fee, and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit as described below.

  An entity or person placing creation orders with the Distributor must deposit Portfolio Deposits either (i) through the CNS clearing processes of NSCC, as such processes have been enhanced to effect creations and redemptions of Creation Unit size aggregations of DIAMONDS, such processes being referred to herein as the "DIAMONDS Clearing Process", or (ii) with the Trustee outside the DIAMONDS Clearing Process (i.e., through the facilities of DTC).

Transaction Fee

  A transaction fee is payable to the Trustee in connection with each creation and each redemption made through the DIAMONDS Clearing Process of Creation Unit size aggregations of DIAMONDS (the "Transaction Fee"), subject to the changes, modifications or waivers, if any, described below. Such Transaction Fee is non-refundable, regardless of the net asset value of the Trust.

  Until further notice is given as described below, the Transaction Fee charged in connection with each creation of Creation Units through the DIAMONDS Clearing Process (see "Procedures for Creation of Creation Units") is $1,000 per Participating Party per day, regardless of the number of Creation Units created on such day by such Participating Party. Likewise, until further notice is given as described below, the Transaction Fee charged in connection with the redemption of Creation Units through the DIAMONDS Clearing Process is $1,000 per Participating Party per day, regardless of the number of Creation Units redeemed on such day by such Participating Party. This Transaction Fee may subsequently be changed by the Trustee, upon the advice of the Sponsor in its sole discretion, but will not in any event exceed 10/100 of one percent (10 basis points) of the value of a Creation Unit at the time of creation or redemption, as the case may be, (the "10 Basis Point

Limit")*. No modifications to, or reductions, discounts or waivers of, the Transaction Fee charged in connection with the creation of Creation Units are scheduled or currently contemplated by the Sponsor.

  If Creation Units are created or redeemed outside the DIAMONDS Clearing Process, an additional amount not to exceed three (3) times the applicable Transaction Fee will be charged to the creator or redeemer. Under the current schedule, therefore, the total fee charged in connection with the creation or redemption of Creation Units outside the DIAMONDS Clearing Process would be $1,000 (the Transaction Fee for the creation or redemption of a Creation Unit) plus an additional amount not to exceed $3,000 (3 times $1,000) for a total of $4,000.

  From time to time, and for such periods as the Sponsor, in its sole discretion, may determine, the Transaction Fee (as well as any additional amounts charged in connection with creations and/or redemptions outside the DIAMONDS Clearing Process) may be increased, decreased or otherwise modified or waived in its entirety for certain lot-size creations and/or redemptions of DIAMONDS, or for creations and/or redemptions made under certain specified circumstances without the consent of Beneficial Owners, subject to certain conditions (see "The Trust--Creation of Creation Units" and "Procedures for Redemption of DIAMONDS"). The Sponsor also reserves the right, from time to time, to vary the lot-size of the creations and/or redemptions of DIAMONDS subject to an increase or decrease and/or entitled to such waiver of the Transaction Fee. Any change so made will not cause the amount of the Transaction Fee to exceed the 10 Basis Point Limit at the time of a creation, or redemption, as the case may be. Such changes or variations will be effected by an amendment to the current Trust prospectus. The amount of the new Transaction Fee in effect at any given time will be available from the Trustee.

Size of Creation Unit Aggregations of DIAMONDS

  DIAMONDS may be created or redeemed only in Creation Unit size aggregations of 50,000 DIAMONDS, or in multiples thereof (e.g., 100,000, 150,000, 200,000
DIAMONDS), and in no event will fractional Creation Units be created or redeemed.** The Sponsor reserves the right to direct the Trustee to declare a split or reverse split in the number of DIAMONDS outstanding and a corresponding change in the number of DIAMONDS constituting a Creation Unit in the event that the per DIAMONDS Unit price in the secondary market changes to an amount that the Sponsor believes falls outside a desirable retail
-----------
 * The amount of the Transaction Fee currently in effect will be available from the Trustee.
** See "Dividend Reinvestment Service," however, for a description of the sole case in which DIAMONDS may be created by the Trustee in less than a Creation Unit size aggregation of 50,000 DIAMONDS.

range. For example, if a 2-for-1 split were declared, the number of DIAMONDS in a Creation Unit size aggregation of DIAMONDS would double (e.g., from 50,000 to 100,000 DIAMONDS per Creation Unit).

Portfolio Adjustments

  To maintain the correspondence between the composition of the Trust and that of the DJIA, the Trustee will make conforming changes to the Trust's portfolio in accordance with the terms of the Agreement to conform, to the extent practicable, to periodic changes in the Index Securities made by Dow Jones, (see "The Portfolio--Adjustments to the Portfolio"). The composition of the securities portion of a Portfolio Deposit is adjusted to conform to changes in the DJIA resulting from certain capital changes that may affect the price, and hence the weighting of a component security in the DJIA. Any such change will result in a corresponding adjustment to the prescribed Portfolio Deposit effective on the Business Day (a "Business Day" being any day that the New York Stock Exchange is open for business) on which the change to the DJIA takes effect. Changes to the DJIA are made after the close of the market (see "The Portfolio--Adjustments to the Portfolio Deposit").

Book Entry Ownership of DIAMONDS

  The Depository Trust Company, New York, New York, a limited purpose trust company organized under the laws of the State of New York (the "Depository") or its nominee will be the record or registered owner of all outstanding DIAMONDS. Beneficial ownership of DIAMONDS will be shown on the records of the Depository or its participants. Certificates will not be issued for DIAMONDS, whether in Creation Unit size aggregations or otherwise (see "The Trust--Book-Entry-Only System").

Expenses

  The expenses incident to the organization of the Trust and its registration as an investment company are being capitalized and amortized on a straight line basis over five years following the Initial Date of Deposit unless the Trust is sooner terminated or by law or regulation amortization must occur over a shorter time period. (see "Expenses of the Trust"). The Trustee's fees are set forth generally in the Summary of Essential Information and more specifically in "Expenses of the Trust" below. Other expenses of the Trust are also described more fully in "Expenses of the Trust".

Federal Income Tax Considerations

  For the fiscal year ended October 31, 2000, the Trust believes that it qualified for tax treatment as a "regulated investment company" under

Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").
The Trust intends to continue to so qualify and to distribute annually its entire investment company taxable income and net capital gain. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute dividend income for federal income tax purposes and to be eligible for the dividends-received deduction available to many corporations to the extent of qualifying dividend income received by the Trust (see "Tax Status of the Trust"). The Trust's regular monthly distributions will be based on the dividend performance of the Securities held during such monthly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income (see "Tax Status of the Trust" and "Administration of the Trust--Distributions to Beneficial Owners").

ERISA Considerations

  In considering the advisability of an investment in DIAMONDS, fiduciaries of pension, profit sharing or other tax-qualified retirement plans (including Keogh Plans) and welfare plans (collectively, "Plans") subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider whether an investment in DIAMONDS is permitted by the documents and instruments governing the Plan and whether the investment satisfies the exclusive benefit, prudence and diversification requirements of ERISA. Individual retirement account ("IRA") investors should consider that an IRA may make only such investments as are authorized by its governing instruments.

  The fiduciary standards and prohibited transaction rules of ERISA and Section 4975 of the Code will not apply to transactions involving the Trust's assets while DIAMONDS are held by a Plan or IRA. Unlike many other investment vehicles offered to Plans and IRAs, the Trust's assets will not be treated as "plan assets" of the Plans or IRAs which acquire or purchase DIAMONDS. Although ERISA imposes certain duties on Plan fiduciaries and ERISA and/or Section 4975 of the Code prohibit certain transactions involving "plan assets" between Plans or IRAs and their fiduciaries or certain related persons, those rules will not apply to transactions involving the Trust's assets because DIAMONDS represent an interest in the Trust, and the Trust is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). ERISA, the Code and U.S. Department of Labor regulations contain unconditional language exempting the assets of registered investment companies from treatment as "plan assets" in applying the fiduciary and prohibited transaction provisions of ERISA and the Code.

  Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes on investments in DIAMONDS and the considerations discussed above, to the extent applicable.

Restrictions on Purchases by Investment Companies

  The acquisition of DIAMONDS by registered investment companies is subject to the restrictions set forth in section 12(d)(1) of the 1940 Act.

Investment Management

  The Trust holds the Securities and cash and is not actively "managed" by traditional methods, which typically involve effecting changes in the Securities on the basis of judgments made relating to economic, financial and market considerations. The composition of the Securities are, however, adjusted to conform to changes in the composition of the Index Securities in the manner set forth in the Trust Agreement (see "The Portfolio--Adjustments to the Portfolio").

Distributions

  Monthly distributions based on the amount of dividends payable with respect to Securities held by the Trust and other income, if any, received by the Trust, net of fees and expenses, are made via the Depository and its participants to Beneficial Owners (see "The Trust--Book-Entry-Only System") on each Dividend Payment Date (see "Administration of the Trust--Distributions to Beneficial Owners"). Any capital gain income recognized by the Trust in any taxable year that is not previously treated as distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions after the end of the year in order to satisfy certain distribution requirements imposed by the Code (see "Tax Status of the Trust" and "Administration of the Trust--Distributions to Beneficial Owners"). Although income distributions are currently planned to be made on a monthly basis, the Trustee reserves the right to vary the periodicity with which distributions are made (see "Administration of the Trust--Distributions to Beneficial Owners"). Those Beneficial Owners interested in reinvesting their monthly distributions may participate through DTC Participants in the DTC Dividend Reinvestment Service available through certain brokers. (See "Dividend Reinvestment Service" for a brief description thereof.)

Redemption

  DIAMONDS in Creation Unit size aggregations are ordinarily redeemable in kind only and are not redeemable for cash except under certain circumstances (see "Redemption of DIAMONDS"). DIAMONDS can be redeemed only in Creation Unit size aggregations effected by a Participating Party (with respect to redemptions through the DIAMONDS Clearing Process) or a DTC Participant (with respect to redemptions outside the DIAMONDS Clearing Process), in either case which has executed a Participant Agreement (see "Redemption of DIAMONDS--Procedure for Redemption of DIAMONDS"). Individual DIAMONDS are not redeemable, but entitle the owners thereof to certain payments upon termination of the Trust (see "Administration of the Trust--Termination"). Prior to termination, DIAMONDS Unit owners may aggregate individual DIAMONDS to Creation Unit size or multiples thereof (e.g., 50,000, 100,000 DIAMONDS, etc.) and request that the Trustee redeem the DIAMONDS so aggregated. There can be no assurance, however, that there always will be sufficient depth and liquidity in the public trading market to complete all such transactions (see "Special Considerations"). Owners of DIAMONDS in less than Creation Unit size aggregations may have to pay brokerage fees and commissions to acquire sufficient DIAMONDS (i.e., 50,000 DIAMONDS) to constitute a Creation Unit. Each redemption will also be accompanied by a Cash Redemption Payment (as hereinafter defined, see "Redemption of DIAMONDS--Procedure for Redemption of DIAMONDS") which on any given Business Day is an amount typically identical to the Cash Component of a Portfolio Deposit.

  In the event that the Trustee determines in its discretion that an Index Security is likely to be unavailable for delivery or available in insufficient quantity for delivery by the Trust upon the redemption of DIAMONDS in Creation Unit size aggregations, then the Trustee shall have the right in its discretion to deliver the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee (see "Procedure for Redemption of DIAMONDS"), as part of the Cash Redemption Payment in lieu of delivering the Index Security or Index Securities to the redeemer.

  In connection with the redemption of DIAMONDS, if a redeeming investor requests redemption in cash, rather than in kind, with respect to one or more Index Securities, (for example, because a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities,) the Trustee shall have the right in its discretion to deliver the cash equivalent value of such Index Security or Index Securities based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee (see "Placement of Redemption Orders Outside DIAMONDS Clearing Process") as a part of the Cash Redemption Payment in lieu of delivering such Index Security or Index Securities to the redeemer. In all such cases, such investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

  The Trustee, in its discretion, upon the request of a redeeming investor, may redeem Creation Units in whole or in part by providing such redeemer with a Portfolio Deposit differing in composition, but not differing in net asset value, from the then-current Portfolio Deposit. Such a redemption might be made if it were determined to be appropriate in order to maintain the Trust portfolio's correspondence to the price-weighted composition of the DJIA (i.e. an equal number of shares of each component stock) when a stock split of one of the Index Securities occurs. See ("The Portfolio" and "The DJIA").

  DIAMONDS Unit owners may also be required to pay Excess Cash Amounts, (as hereinafter defined) when applicable, in connection with a redemption of DIAMONDS (see "Redemption of DIAMONDS--Procedure for Redemption of DIAMONDS"). The Transaction Fee will be charged in connection with the redemption of each Creation Unit size aggregation of DIAMONDS. If a request for redemption is made directly to the Trustee outside the DIAMONDS Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit will be charged to the redeemer due to the increased expense associated with delivery outside the DIAMONDS Clearing Process (see "Prospectus Summary--Transaction Fee").

Termination

  The Trust will terminate by its terms on the first to occur of: (i) the date one hundred twenty-five (125) years from the Initial Date of Deposit (i.e., January 13, 2123) or (ii) the date twenty (20) years after the death of the last survivor of fifteen persons named in the Agreement, the oldest of whom was born in 1994 and the youngest of whom was born in 1997 (the "Mandatory Termination Date"). The Trust may also be terminated earlier upon the agreement of the Beneficial Owners of 66 2/3% of the then outstanding DIAMONDS or in the event that DIAMONDS are delisted from the Exchange (see "Exchange Listing"). The Sponsor will also have the discretionary right to direct the Trustee to terminate the Trust if at anytime after six months following and prior to three years following the Initial Date of Deposit the net asset value of the Trust falls below $150,000,000 and if after three years following the Initial Date of Deposit the net asset value of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the National Consumer Price Index for All Urban Consumers (the "CPI-U")* as
-----------
* The CPI-U, as published by the United States Department of Labor, measures the inflation rate of specified commodities deemed representative of the purchases of all urban consumers.

published by the United States Department of Labor, such adjustment to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the month preceding the month in which such adjustment is made. The Trustee shall also have the right to terminate the Trust in the event that (a) the Sponsor resigns or becomes incapable of discharging its duties and a successor is not appointed; (b) the Depository is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) NSCC no longer provides clearance services with respect to DIAMONDS, or if the Trustee is no longer a member of NSCC; (d) Dow Jones ceases publishing the DJIA; or (e) the License Agreement (as hereinafter defined) is terminated. The License Agreement currently is scheduled to terminate five years from the commencement date of trading of DIAMONDS, subject to a five-year renewal period following such date. The Trust shall terminate if the Trustee resigns or becomes incapable of discharging its duties and a successor is not appointed (see "Administration of the Trust-- Termination").

Underwriting

  ALPS Mutual Funds Services, Inc. (the "Distributor") acts as underwriter of DIAMONDS on an agency basis. All orders to create DIAMONDS in Creation Unit size aggregations must be placed with the Distributor, and it is the responsibility of the Distributor to transmit such orders to the Trustee. The Distributor will furnish to those placing such orders confirmation that the orders have been accepted, but the Distributor shall reject any order which is not submitted in proper form. Upon acceptance of an order to create DIAMONDS, the Distributor instructs the Trustee to initiate the book-entry movement of the appropriate number of DIAMONDS to the account of the entity placing the order. The Distributor is also responsible for delivering a prospectus to those persons creating DIAMONDS. The Distributor also maintains records of both the orders placed with it for the creation of DIAMONDS and the confirmations of acceptance issued by it. In addition, the Distributor maintains a record of the instructions given to implement delivery of DIAMONDS in response to orders placed with it. The Distributor may also provide certain other administrative services, such as those related to state securities law compliance. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 370 17th Street, Suite 3100, Denver, CO 80202. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Sponsor pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the Commission.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

General

  Investment in the Trust should be made with an understanding that the value of the Securities may fluctuate in accordance with changes in the financial condition of the issuers of the Securities, the value of common stocks generally and other factors. The identity of the Index Securities and the Securities also changes from time to time (see "The Portfolio--Adjustments to the Portfolio" and "The Portfolio--Selection and Acquisition of Securities"). There can be no assurance that the issuers of the Securities will pay dividends on outstanding shares of common stock. Distributions on the Securities will generally depend upon the declaration of dividends by the issuers of the Securities; the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions. As discussed above, the Trust, unlike a managed investment company, is not actively "managed" by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its securities from the Securities held by the Trust unless the Securities of such issuer are removed from the DJIA (see "The Portfolio-- Adjustments to the Portfolio").

  An investment in the Trust should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of the issuers of the Securities may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Securities and thus in the value of DIAMONDS). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. As discussed above, the Trust is not actively "managed" and therefore common stocks held by the Trust will not be disposed of as a result of or in anticipation of normal fluctuations in the market.

  Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of such issuer because common stockholders, as owners of such issuer, have generally inferior rights to receive payments from such issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Securities thus may be expected to fluctuate over the entire life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit (see "Market Risks").

  Although currently all of the Securities are listed on a national securities exchange, in the future the principal trading market for some Securities may be in the over-the-counter market. The existence of a liquid trading market for certain Securities may depend on whether dealers will make a market in such Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or that any such market will be or remain liquid. The price at which the Securities may be sold and the value of the Trust will be adversely affected if trading markets for the Securities are limited or absent.

  An investment in the Trust should also be made with an understanding that the Trust will not be able to replicate exactly the performance of the DJIA because the total return generated by the Securities will be reduced by transaction costs incurred in adjusting the actual balance of the Securities and other Trust expenses, whereas such transaction costs and expenses are not included in the calculation of the DJIA. It is also possible that for a short period of time, the Trust may not fully replicate the performance of the DJIA due to the temporary unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time, because the Trustee is required to correct such imbalances by means of adjusting the composition of Portfolio Securities (see "The Portfolio--Adjustments to the Portfolio"). It is also possible that the composition of the Trust may not exactly replicate the composition of the DJIA if the Trust has to adjust its Portfolio holdings in order to continue to qualify as a "regulated investment company" under the Code (see "Tax Status of the Trust").

  Neither the Depository nor Beneficial Owners of DIAMONDS are entitled either to dispose of any of the Securities in the Trust, as such, or to vote the Securities. As the beneficial owner of the Securities, the Trustee has the right to vote all of the voting Securities (see "Administration of the Trust-- Voting").

  Except as otherwise specifically noted, the time frames for delivery of Securities, cash, or DIAMONDS in connection with creation and redemption activity within the DIAMONDS Clearing Process as set forth herein are based on NSCC's current "regular way" settlement period of three (3) days during which NSCC is open for business (each such day an "NSCC Business Day"). NSCC may, in the future, reduce such "regular way" settlement period, in which case it is anticipated that there would be a corresponding reduction in settlement periods applicable to DIAMONDS Unit creations and redemptions. Investors should note that NSCC Business Days do not always coincide with the days during which the Trustee is open for business.

Net Asset Value and Market Prices

  The Trust's assets consist primarily of the Securities. Therefore, the NAV of DIAMONDS in Creation Unit size aggregations and, proportionately, the NAV per DIAMONDS Unit, changes as fluctuations occur in the market value of Securities. Investors should also be aware that the aggregate public trading market price of 50,000 DIAMONDS may be different from the NAV of a Creation Unit aggregation of DIAMONDS (i.e., 50,000 DIAMONDS may trade at a premium over or at a discount to the NAV of a Creation Unit) and similarly the public trading market price per DIAMONDS Unit may be different from the NAV of a Creation Unit on a per DIAMONDS Unit basis (see "Special Considerations and Risk Factors--Market Risks"). This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for DIAMONDS will be closely related to, but not identical to, the same forces influencing the prices of the DJIA component stocks trading individually or in the aggregate at any point in time. The expenses of the Trust are reflected in the NAV of DIAMONDS in Creation Unit size aggregations and the expenses of the Trust are accrued daily (see "Expenses of the Trust").

Trading Considerations

  The Sponsor does not maintain a secondary market in DIAMONDS. DIAMONDS are listed for trading on the Exchange. The market symbol for DIAMONDS is DIA. Trading in DIAMONDS on the Exchange may be halted due to market conditions or, in light of Exchange rules and procedures, for reasons that, in the view of the Exchange, make trading in DIAMONDS inadvisable. In addition, trading in DIAMONDS on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules that require trading in securities on the Exchange to be halted for a specified time period based on a specified market decline. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of DIAMONDS will continue to be met or will remain unchanged. The Trust will be terminated in the event DIAMONDS are delisted from the Exchange. (For a description of the conditions to listing of DIAMONDS and the circumstances under which the Exchange would consider the suspension of trading in or the delisting of DIAMONDS, see "Exchange Listing.") Further, the Trust may be terminated, among other reasons, in the event that the License Agreement is terminated or the net asset value of the Trust falls below a specified level (see "Administration of the Trust--Termination").

Market Risks

  DIAMONDS are subject to the risks of an investment in a portfolio of large-capitalization common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. DIAMONDS are also subject to risks other than those associated with an investment in such a portfolio of common stocks in that the selection of the stocks included in the Trust's portfolio, the expenses associated with the Trust or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of securities may affect trading in DIAMONDS as compared with trading in a portfolio of large-capitalization common stocks. Additionally, DIAMONDS may perform differently than other investments in portfolios containing large capitalization stocks which may be based upon or derived from an index other than the DJIA (see "The DJIA"). For example, the great majority of component stocks of the DJIA are drawn from among the largest of the large capitalization universe, while other indexes may represent a broader sampling of large capitalization stocks. Also, other indexes may use different methods for assigning relative weights to the index components than the price weighted method used by the DJIA. As a result, DJIA accords relatively more weight to stocks with a higher price to market capitalization ratio than a similar market capitalization weighted index. DIAMONDS are further subject to the risk that extraordinary events may cause any of the parties providing services to the Trust, such as the Trustee, the Sponsor, the Distributor, the Depository or NSCC, to be closed or otherwise unable to perform such party's obligations as set forth herein and in the agreements between and among such parties. According to the terms of the Trust Agreement, if any of the above named entities fails or is otherwise unable to perform adequately its duties, a successor entity may be named or appointed to assume all duties and obligations of its predecessor. If, however, no suitable successor is available or willing to undertake all such duties and obligations, under the Trust Agreement the Trust will then be terminated (see "Administration of the Trust--Termination").

  The Trustee will ordinarily deliver a portfolio of Securities for each Creation Unit size aggregation of DIAMONDS delivered for redemption, identical in composition to the securities portion of a Portfolio Deposit as in effect on the date a request for redemption is deemed received by the Trustee (see "Redemption of DIAMONDS"). If a redemption is processed through the DIAMONDS Clearing Process, to the extent that the Securities to be delivered on settlement date are not delivered, they will be covered by NSCC's guarantee of the completion of such delivery. Any Securities not received on settlement date will be marked to the market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver such Securities to NSCC, and the market risk of any increase in the value of such Securities until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the Securities to be delivered to a redeemer submitting a redemption request outside of the DIAMONDS Clearing Process that are not delivered to such redeemer are not covered by NSCC's guarantee of completion of such delivery.

  Investors should also note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as DIAMONDS in Creation

Unit size aggregations are created and redeemed. Such fluctuations in Trust size should not adversely impact the NAV at any time, because the amount of the Cash Component or the Cash Redemption Payment upon creations or redemptions, respectively, of DIAMONDS in Creation Unit size aggregations is determined each day to equate the value of the Portfolio Deposit to the NAV of the Trust, on a per Creation Unit basis, at the close of business on the day such request is deemed received by the Trustee (see "The Portfolio-- Adjustments to the Portfolio Deposit").

  Investors in the Trust should also be aware that there are tax consequences associated with the ownership of DIAMONDS resulting from the distribution of Trust dividends and sales of DIAMONDS as well as the sales of underlying Securities held by the Trust in connection with redemptions or changes in the DJIA under certain circumstances (see "Tax Status of the Trust--Tax Consequences to Beneficial Owners").

                                   THE TRUST

  The Trust is a unit investment trust created under the laws of the State of New York pursuant to the Trust Agreement.* The Securities held by the Trust consist of a portfolio of common stocks or, in the case of securities not yet delivered in connection with purchases made by the Trust or Portfolio Deposits, confirmations of contracts to purchase such securities
(collectively, the "Portfolio").

Creation of Creation Units

  Portfolio Deposits may be deposited with the Trustee through the clearing processes of NSCC, following placement with the Distributor of orders to create DIAMONDS. The Distributor shall reject any order that is not submitted in proper form. Investors may deposit Portfolio Deposits through the DIAMONDS Clearing Process or directly with the Trustee outside the DIAMONDS Clearing Process. The Transaction Fee will be charged at the time of creation of a Creation Unit size aggregation of DIAMONDS. An additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit will be charged to a creator creating outside the DIAMONDS Clearing Process (i.e. depositing Portfolio Deposits directly with the Trustee through DTC,) in part due to the increased expense associated with settlement outside the DIAMONDS Clearing Process. See "Prospectus Summary--Transaction Fee" for a detailed description of the amount of the Transaction Fee and the additional amounts and reductions, limitations and waivers applicable thereto, if any.

  The Trustee, at the direction of the Sponsor in its sole discretion, from time to time and for such periods as may be determined by the Sponsor in its sole discretion, may increase** or reduce the amount and/or waive the imposition altogether of the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the DIAMONDS Clearing Process) for certain lot-size creations and/or redemptions of DIAMONDS, whether applied solely to creations and/or redemptions of DIAMONDS made through the DIAMONDS Clearing Process (see "Procedures for Creation of Creation Units"), solely to creations and/or redemptions made outside the DIAMONDS Clearing Process, or to both methods of creation and/or redemption. The Sponsor also reserves the right, from time to time, to vary the lot-size of the creations and/or redemptions of DIAMONDS subject to such an increase and/or entitled to such a reduction or waiver of the Transaction Fee and the additional amounts charged in connection with creations and/or redemptions outside the DIAMONDS Clearing Process. The existence of such increase, reduction
-----------
 * Reference is hereby made to said Trust Agreement, and any statements contained herein are qualified in their entirety by the provisions of said Trust Agreement.
** Such increase is subject to the 10 Basis Point Limit discussed above under "Prospectus Summary--Transaction Fee".

or waiver of the Transaction Fee (as well as any additional amounts, if applicable) and the lot-size of Creation Units affected shall be disclosed in the current DIAMONDS Unit Prospectus (see "Prospectus Summary--Transaction Fee"). As of the date hereof, the Sponsor does not contemplate the reduction, variation by lot-size or waiver of Transaction Fees in connection with the creation or redemption of DIAMONDS or of the additional amounts charged in connection with the creation or redemption of DIAMONDS outside the DIAMONDS Clearing Process beyond that which is discussed herein under the caption "Prospectus Summary--Transaction Fee".

  The DJIA is a price-weighted stock index; that is, the component stocks of the DJIA are represented in exactly equal share amounts and therefore are accorded relative importance in the DJIA based on their prices. See "The Portfolio" and "The DJIA". The shares of common stock of the securities portion of a Portfolio Deposit on any date of deposit will reflect the composition of the component stocks of the DJIA on such day. The portfolio of Index Securities that is the basis for a Portfolio Deposit varies as changes are made in the composition of the Index Securities (see "The Portfolio-- Adjustments to the Portfolio Deposit"). The Trustee will make available to NSCC* prior to the commencement of trading on each Business Day a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. Under certain extraordinary circumstances which may make it impossible for the Trustee to provide such information to NSCC on a given Business Day, NSCC shall use the information regarding the identity of the Index Securities of the Portfolio Deposit on the previous Business Day. The identity of each of the Index Securities required for a Portfolio Deposit, as in effect on October 31, 2000, is set forth in the above Schedule of Investments. The Sponsor makes available (a) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding DIAMOND, and (b) every 15 seconds throughout the day at the Exchange a number representing, on a per DIAMONDS Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value will occasionally include a cash in lieu amount to compensate for the omission of a
-----------
* As of December 31, 2000, the Depository Trust and Clearing Corporation ("DTCC") owned 100% of the issued and outstanding shares of common stock of NSCC. Also, as of such date, the National Association of Securities Dealers, Inc., the parent company of the Exchange, owned 4.5417% of the issued and outstanding shares of common stock of DTCC ("DTCC Shares"), the Exchange owned 4.5417% of DTCC Shares, the American Stock Exchange Clearing Corporation LLC, a wholly-owned subsidiary of the Exchange, owned .00189% of DTCC Shares and the Trustee owned 5.1785% of DTCC Shares.

particular Index Security from such Portfolio Deposit--see "The Portfolio-- Adjustments to the Portfolio Deposit"). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not in itself result in a halt in the trading of DIAMONDS on the Exchange. Investors interested in creating DIAMONDS or purchasing DIAMONDS in the secondary market should not rely solely on such information in making investment decisions but should also consider other market information and relevant economic and other factors (including, without limitation, information regarding the DJIA, the Index Securities and financial instruments based on the DJIA).

  Upon receipt of a Portfolio Deposit or Deposits, following placement with the Distributor of an order to create DIAMONDS, the Trustee will deliver DIAMONDS in Creation Unit size aggregations to the Depository. In turn, the DIAMONDS Unit position will be removed from the Trustee's account at the Depository and will be allocated to the account of the DTC Participant acting on behalf of the depositor creating Creation Unit(s) (see "The Trust-- Procedures for Creation of Creation Units" and "The Trust--Book-Entry-Only System"). Each DIAMONDS Unit represents a fractional undivided interest in the Trust in an amount equal to one (1) divided by the total number of DIAMONDS outstanding. The Trustee may reject a request to create Creation Units made by any depositor or group of depositors if such depositor(s), upon the acceptance by the Trustee of such request and the issuance to such depositor(s) of DIAMONDS, would own eighty percent (80%) or more of the outstanding DIAMONDS (see "Tax Status of the Trust"). The Trustee also may reject any Portfolio Deposit or any component thereof under certain other circumstances (see "The Trust--Procedures for Creation of Creation Units").

  Additional DIAMONDS in Creation Unit size aggregations will be created upon receipt of the appropriate Portfolio Deposits from creators. As additional DIAMONDS in Creation Unit size aggregations are created, the aggregate value of the Portfolio will be increased and the fractional undivided interest in the Trust represented by each DIAMONDS Unit will be decreased. As discussed above, under certain circumstances (1) a portion of the securities portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (2) a portion of the Cash Component may consist of cash in an amount to enable the Trustee to purchase such Index Securities. In the event there is a failure to deliver the Index Securities which are the subject of such contracts to purchase, the Trustee will be instructed pursuant to the Agreement to acquire such Index Securities in an expeditious manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time any such Index Security is purchased and delivered, DIAMONDS will represent fewer or more shares of such Index Security and more or fewer of the other Index Securities in the Trust. Hence, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all DIAMONDS.

  The identity and appropriate number of shares of the Index Securities required for a Portfolio Deposit are determined in the manner described herein. Due to changes in the composition of the Index Securities, the composition of the Securities and the prescribed Portfolio Deposit will also change from time to time (see "The Portfolio-- Adjustments to the Portfolio" and "The Portfolio--Adjustments to the Portfolio Deposit"). The identity and appropriate number of shares of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily and reflect the composition of the DJIA and, together with the Cash Component, have a value equal to the NAV of the Trust on a per Creation Unit basis at the close of business on the day of request for creation. The composition of the Portfolio is also adjusted from time to time to conform to the changes to the DJIA as described herein and as set forth in the Trust Agreement. As the appropriate number of shares and identities of the Index Securities change, substantially identical changes to the composition of the required Portfolio Deposit are made contemporaneously. Corresponding adjustments to the composition of the Portfolio, however, are not necessarily made contemporaneously with adjustments to the required Portfolio Deposit, but are made in accordance with the specifications set forth herein and in the Trust Agreement (see "The Portfolio--Adjustments to the Portfolio"). Although the composition of the securities portion of a Portfolio Deposit changes from time to time, the interests of Beneficial Owners will not be adversely affected because the composition of such securities and the aggregate value thereof, together with the Cash Component, will be calculated based upon the proportionate NAV of the Trust (see "The Portfolio--Adjustments to the Portfolio").

Procedures for Creation of Creation Units

  To be eligible to place orders with the Distributor to create DIAMONDS in Creation Unit size aggregations, an entity or person must be (1) a Participating Party, with respect to creations through the DIAMONDS Clearing Process or (2) a DTC Participant with respect to creations/redemptions outside the DIAMONDS Clearing Process. All DIAMONDS, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant (see "The Trust--Book-Entry-Only System").

  All orders to create DIAMONDS must be placed in multiples of 50,000 DIAMONDS (Creation Unit size).* All orders to create DIAMONDS, whether through the DIAMONDS Clearing Process or outside the DIAMONDS Clearing Process, must be received by the Distributor by no later than the closing time of the regular trading session on the New York Stock Exchange, Inc. ("Closing Time") (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed in
-----------
* See "Dividend Reinvestment Service," however, for a description of the sole case in which DIAMONDS may be created by the Trustee in less than a Creation Unit size aggregation of 50,000 DIAMONDS.

order for creation of DIAMONDS to be effected based on the net asset value of the Trust as determined on such date. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the "Transmittal Date". Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and Trustee, pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using DIAMONDS Clearing Process" and "Placement of Creation Orders Outside DIAMONDS Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, the Distributor, a Participating Party or a DTC Participant.

  Orders to create Creation Unit sized aggregations of DIAMONDS shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Unit sized aggregations of DIAMONDS may have to be placed by the investor's broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create DIAMONDS through the DIAMONDS Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

  Orders for creation that are effected outside the DIAMONDS Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the DIAMONDS Clearing Process. Those persons placing orders outside the DIAMONDS Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire transfer system by contacting the operations department of the broker or depository institution effectuating such transfer of securities and Cash Component. The DTC Participant notified of an order to create DIAMONDS outside the DIAMONDS Clearing Process shall be required to effect a transfer of (1) the requisite Index Securities through DTC by 11:00 a.m. on the next Business Day immediately following the Transmittal Date in such a way as to replicate the Portfolio Deposit established on the Transmittal Date by the Trustee in calculating the net asset value of the Trust and (2) the Cash Component through the Federal Reserve Bank wire transfer system so as to be received by the Trustee by 2:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the Index Securities by 11:00 a.m. and the Cash Component by 2:00 p.m. on the next Business Day immediately following the Transmittal Date, such order shall be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current net asset value of the Trust.

  All questions as to the number of shares of each of the Index Securities, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered shall be determined by the Trustee, whose determination shall be final and binding. The Trustee reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Portfolio Deposit or any component thereof if (a) the depositor or group of depositors, upon obtaining the DIAMONDS ordered, would own 80% or more of the current outstanding DIAMONDS (see "Tax Status of the Trust"), (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences (see "Tax Status of the Trust"); (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trustee, have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) in the event that circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of DIAMONDS. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof nor shall either of them incur any liability for the failure to give any such notification.

  A list of the Participating Parties or DTC Participants that have executed a Participant Agreement (as hereinafter defined) is available at the office of the Trustee at 225 Franklin Street, Boston Massachusetts 02110 and the office of the Distributor at 370 17th Street, Suite 3100, Denver, CO 80202 during normal business hours.

Placement of Creation Orders Using DIAMONDS Clearing Process

  Portfolio Deposits created through the DIAMONDS Clearing Process must be delivered through a Participating Party (see "Prospectus Summary--Portfolio Deposits") that has executed a Participant Agreement with the Distributor and with the Trustee (as the same may be from time to time amended in accordance with its terms, the "Participant Agreement"). The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the DIAMONDS Clearing Process in a "regular way" manner by the third (3rd) NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee. An order to create DIAMONDS through the DIAMONDS Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside DIAMONDS Clearing Process

  Portfolio Deposits created outside the DIAMONDS Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trustee. A DTC Participant who wishes to place an order creating DIAMONDS to be effected outside the DIAMONDS Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the DIAMONDS Clearing Process and that the creation of DIAMONDS will instead be effected through a transfer of securities and cash. The Portfolio Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Index Securities through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. All questions as to the number of Index Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trustee, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Trustee through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Trustee no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date. An order to create DIAMONDS outside the DIAMONDS Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current net asset value of the Trust. The delivery of DIAMONDS so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor. Under the current schedule, the total fee charged in connection with the creation of one Creation Unit outside the DIAMONDS Clearing Process would be $4,000 (see "Prospectus Summary--Transaction Fee").

Book-Entry-Only System

  The Depository acts as securities depository for DIAMONDS. DIAMONDS are represented by a single global security (the "Global Security"), which is registered in the name of Cede & Co., as nominee for the Depository and deposited with, or on behalf of, the Depository. Certificates will not be issued for DIAMONDS.

  The Depository has advised the Sponsor and the Trustee as follows: The Depository is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. The Depository was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own the Depository.* Access to the Depository system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). The Depository agrees with and represents to its participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

  Upon the settlement date of any creation, transfer or redemption of DIAMONDS, the Depository will credit or debit, on its book-entry registration and transfer system, the number of DIAMONDS so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged shall be designated by the Trustee to NSCC, in the case of a creation or redemption through the DIAMONDS Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption transacted outside of the DIAMONDS Clearing Process (see "The Trust-- Procedures for Creation of Creation Units" and "Redemption of DIAMONDS"). Beneficial ownership of DIAMONDS is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in DIAMONDS (owners of such beneficial interests are referred to herein as "Beneficial Owners") will be shown on, and the transfer of ownership will be effected only through, records maintained by the Depository (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of DIAMONDS. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in DIAMONDS.

  So long as Cede & Co., as nominee of the Depository, is the registered owner of DIAMONDS, references herein to the registered or record owners of DIAMONDS shall mean Cede & Co. and shall not mean the Beneficial Owners of DIAMONDS. Beneficial Owners of DIAMONDS will not be entitled to have DIAMONDS
-----------
* As of December 31, 2000, DTCC owned 100% of the issued and outstanding shares of the common stock of the Depository.

registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holder thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of the Depository, the DTC Participant and any indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of DIAMONDS under the Trust Agreement. The Trustee and the Sponsor understand that under existing industry practice, in the event the Trustee requests any action of DIAMONDS Unit holders, or a Beneficial Owner desires to take any action that the Depository, as the record owner of all outstanding DIAMONDS, is entitled to take, the Depository would authorize the DTC Participants to take such action and that the DTC Participants would authorize the indirect Participants and Beneficial Owners acting through such DTC Participants to take such action or would otherwise act upon the instructions of Beneficial Owners owning through them.

  As described above, the Trustee recognizes the Depository or its nominee as the owner of all DIAMONDS for all purposes except as expressly set forth in the Trust Agreement. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the agreement between the Trustee and the Depository (as the same may be from time to time amended in accordance with its terms, the "Depository Agreement"), the Depository is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the DIAMONDS Unit holdings of each DTC Participant. The Trustee shall inquire of each such DTC Participant as to the number of Beneficial Owners holding DIAMONDS, directly or indirectly, through such DTC Participant. The Trustee shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

  DIAMONDS Unit distributions shall be made to the Depository or its nominee, Cede & Co., as the registered owner of all DIAMONDS. The Trustee and the Sponsor expect that the Depository or its nominee, upon receipt of any payment of distributions in respect of DIAMONDS, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in DIAMONDS as shown on the records of the Depository or its nominee. The Trustee and the Sponsor also expect that payments by DTC Participants to indirect Participants and Beneficial Owners of DIAMONDS held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in DIAMONDS, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between the Depository and the DTC Participants or the relationship between such DTC Participants and the indirect Participants and Beneficial Owners owning through such DTC Participants.

  Beneficial Owners may elect to have their distributions reinvested in additional DIAMONDS (see "Dividend Reinvestment Service").

  The Depository may determine to discontinue providing its service with respect to DIAMONDS at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for the Depository to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust (see "Termination of the Trust").

                                 THE PORTFOLIO

  Because the objective of the Trust is to provide investment results that correspond substantially to the price and yield performance of the DJIA, the Portfolio will at any time consist of as many of the Index Securities as is practicable and under most circumstances, all of the Index Securities. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust's net assets. Although the Trust may at any time fail to own certain of the Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the DJIA and that derived from ownership of DIAMONDS.

Adjustments to the Portfolio

  The DJIA is a price-weighted index of 30 component common stocks, the components of which are determined by the editors of The Wall Street Journal, without any consultation with the companies, the respective stock exchange or any official agency.

  Because the investment objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the DJIA, capital changes such as stock splits and composition changes to the DJIA create the need for the Trust to make corresponding Portfolio adjustments as described below.

  The Trustee will adjust the composition of the Portfolio from time to time, to the extent practicable, to conform to changes in the composition of the Index Securities. Pursuant to the provisions of the Agreement, the Trustee will make conforming changes to the Trust's portfolio in order to correlate the Securities with the Index Securities comprising the DJIA, within three (3) Business Days before or after the day on which such changes are scheduled to take effect at the close of the market. While other DJIA changes may lead to adjustments in the Trust's portfolio, the most common changes are likely to occur as a result of changes in the Index Securities included in the DJIA and as a result of stock splits. The Agreement sets forth the method of adjustments which may occur thereunder as a result of corporate actions to the DJIA, such as stock splits or changes in the identity of the component stocks.

  For example, in the event of an Index Security change (in which the common stock of one issuer held in the DJIA is replaced by the common stock of another), the Trustee may sell all shares of the Security held in the Portfolio corresponding to the old Index Security and use the proceeds of such sale to purchase replacement Securities corresponding to the new Index Security. If the share price of the removed Security was higher than the price of its replacement Security, the Trustee will calculate how to allocate the proceeds of the sale of the removed Security between purchase of the replacement Security and purchases of additional shares of other Securities currently held in the Portfolio so that the number of shares of each Security in the Portfolio after the transactions would be as nearly equal as practicable. If the share price of the removed Security was lower than the price of the replacement Security, the Trustee will calculate the number of shares of each of the other Securities currently held in the Portfolio that must be sold in order to purchase enough shares of the replacement Security so that the number of shares of each Security in the Portfolio after the transactions would be as nearly equal as practicable.

  In the event of a stock split, the price weighting of the stock which is split will drop. The Trustee may make the corresponding Portfolio Adjustment by selling the additional shares of the Security received from the stock split. The Trustee may then use the proceeds of the sale to buy an equal number of shares of each Security held in the Portfolio--including the Security which had just experienced a stock split. In practice, of course, not all the shares received in the split would be sold: enough of those shares would be retained to make an increase in the number of split shares equal to the increase in the number of shares in each of the other Securities held in the Portfolio purchased with the proceeds of the sale of the remaining shares resulting from such split.

  As a result of the purchase and sale of Securities in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of Securities, cash delivered in lieu of Index Securities, undistributed income (including Dividend Equivalent Payments), or undistributed capital gains) as a result of such transactions, which amount shall not exceed for more than two (2) consecutive Business Days 5/10th of 1 percent of the aggregate value of the Securities. Cash in excess of such amounts will be used by the Trustee to purchase additional Securities.

  All adjustments to the Portfolio held by the Trustee shall be made by the Trustee pursuant to the foregoing specifications and as set forth in the Trust Agreement and shall be non-discretionary. All portfolio adjustments will be made as described herein unless such adjustments would cause the Trust to lose its status as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time if it is necessary to insure the continued qualification of the Trust as a regulated investment company (see "Tax Status of the Trust"). The adjustments provided herein are intended to conform the composition of the Portfolio, to the extent practicable, to the composition of the Index Securities. Such adjustments are based upon the DJIA as it is currently determined by Dow Jones. To the extent that the method of determining the DJIA is changed by Dow Jones in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor shall have the right to amend the Trust Agreement, without the consent of the Depository or Beneficial Owners, to conform the adjustments provided herein and in the Trust Agreement to such changes so that the objective of tracking the DJIA is maintained.

  In making the adjustments described herein, the Trustee shall rely on Dow Jones for information as to the composition of the Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, then the Trustee shall use the composition and weightings of the Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations described herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to the Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of the Securities (as opposed to the Index Securities) shall be used for the purposes of all adjustments and determinations herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until current information with respect to the Index Securities is available.

  At such time as the Trustee gives written notice of the termination of the Trust (see "Administration of the Trust--Termination"), from and after the date of such notice the Trustee shall use the composition and weightings of the Securities as of such notice date for the purpose and determination of all redemptions or other required uses of the basket.

  From time to time Dow Jones may make adjustments to the composition of the DJIA as a result of a merger or acquisition involving one or more of the Index Securities. In such cases, the Trust, as shareholder of securities of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the securities of the issuer will be removed from the DJIA. Since securities of an issuer are often removed from the DJIA only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in Index Securities in proportion to the new composition of the Index Securities in the DJIA. Any securities received as a part of the consideration that are not Index Securities will be sold as soon as practicable and the cash proceeds of such sale will be reinvested in proportion to the new composition of the Index Securities in the DJIA.

  Purchases and sales of Securities resulting from the adjustments described above will be made in the share amounts dictated by the foregoing specifications, whether round lot or odd lot. Certain Index Securities, however, may at times not be available in the quantities that the foregoing calculations require. For this and other reasons, precise duplication of the proportionate relationship between the Portfolio and the Index Securities may not ever be possible but nevertheless will continue to be the objective in connection with all acquisitions and dispositions of Securities.

  The Trust is a unit investment trust registered under the 1940 Act, and is not a managed fund. Traditional methods of investment management for a managed fund typically involve frequent changes to a portfolio of securities on the basis of economic, financial and market analyses. The Portfolio held by the Trust, however, is not managed. Instead, the only purchases and sales that are made with respect to the Portfolio will be those necessary to create, to the extent feasible, a portfolio that is designed to replicate the DJIA to the extent practicable, taking into consideration the adjustments referred to above. Since no attempt is made to "manage" the Trust in the traditional sense, the adverse financial condition of an issuer will not be the basis for the sale of its securities from the Portfolio unless the issuer is removed from the DJIA.

  The Trust will be liquidated on the fixed Mandatory Termination Date unless terminated earlier under certain circumstances (see "Administration of the Trust--Termination"). In addition, Beneficial Owners of DIAMONDS in Creation Unit size aggregations have the right to redeem in kind (see "Redemption of DIAMONDS").

Adjustments to the Portfolio Deposit

  On each Business Day (each such day an "Adjustment Day"), the number of shares and/or identity of each of the Index Securities in a Portfolio Deposit is adjusted in accordance with the following procedure. At the close of the market on each Adjustment Day, the Trustee calculates the NAV of the Trust (see "Valuation"). The net asset value is divided by the number of outstanding DIAMONDS multiplied by 50,000 DIAMONDS in one Creation Unit, resulting in a NAV per Creation Unit (the "NAV Amount"). The Trustee then calculates the number of shares of each of the component stocks of the DJIA in a Portfolio Deposit for the following Business Day ("Request Day"), such that (1) the market value at the close of the market on Adjustment Day of the securities to be included in the Portfolio Deposit on Request Day, together with the Cash Component or Cash Redemption Payment (defined below), as the case may be, effective for requests to create or redeem on Adjustment Day, equals the NAV Amount and (2) the securities in a Portfolio Deposit correspond to the securities in the DJIA after the close of trading on Request Day. For each security, the number resulting from such calculation is rounded down to the nearest whole share. The securities so calculated constitute the securities portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as the Securities to be delivered by the Trustee in the event of request for redemption of DIAMONDS in Creation Unit size aggregations on Request Day and thereafter until the following Adjustment Day (see "Redemption of DIAMONDS"). In addition to the foregoing adjustments, in the event that there shall occur a stock split, stock dividend or reverse split with respect to any Index Security that results in an adjustment to the DJIA divisor, the Portfolio Deposit shall be adjusted to take account of such stock split, stock dividend or reverse split.

  On Request Day and on each day that a request for the creation or redemption of DIAMONDS in Creation Unit size aggregations is deemed received, the Trustee calculates the market value of the securities portion of the Portfolio Deposit as in effect on Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as the "Portfolio Deposit Amount"). The Trustee then calculates the NAV Amount, based on the close of the market on Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the "Balancing Amount". The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (1) differences in the market value of the securities portion of the Portfolio Deposit and the market value of the Securities on Request Day and (2) any variances in the composition of the Portfolio Deposit from the composition of the Index.

  As previously discussed, the Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment (see "Prospectus Summary--Portfolio Deposits" and "Prospectus Summary-- Redemption"). If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to the creation of DIAMONDS, the Balancing Amount shall increase the Cash Component of the then effective Portfolio Deposit transferred to the Trustee by a creator, and with respect to redemptions of DIAMONDS in Creation Unit size aggregations, the Balancing Amount shall be added to the cash transferred to a redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to the creation of DIAMONDS such amount shall decrease the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference shall be paid by the Trustee to the creator, and with respect to redemptions of DIAMONDS in Creation Unit size aggregations, the Balancing Amount shall be deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference shall be paid by the redeemer to the Trustee.

  In the event that the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, the Portfolio Deposit so constituted shall dictate the Index Securities to be delivered in connection with the creation of DIAMONDS in Creation Unit size aggregations and upon the redemption of DIAMONDS in Creation Unit size aggregations for all purposes hereunder until such time as the securities portion of the Portfolio Deposit is subsequently adjusted.

  In connection with the creation or redemption of DIAMONDS, if an investor is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee, in its discretion, shall have the right to include the cash equivalent value of such Index Securities in the Portfolio Deposit as part of the Cash Component (or the Cash Redemption Payment, as the case may be) in lieu of the inclusion of such Index Securities in the securities portion of the Portfolio Deposit for the particular affected investor. The amount of such cash equivalent payment may require the Trustee to purchase the appropriate number of shares of the Index Security that such investor was unable to purchase. In any such case such investor shall pay the Trustee the standard Transaction Fee, and may pay an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit.

  The Trustee, in its discretion, upon the request of the redeeming investor, may redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Securities differing in exact composition from the Index Securities but not differing in net asset value from the then-current Portfolio Deposit. Such a redemption might be made, for example, if it were to be determined that this composition would be appropriate in order to maintain the Trust Portfolio correlation to the price-weighted composition of the DJIA (i.e. an equal number of shares of each component stock), for instance when a stock split in one of the DJIA Index Securities occurs.

Selection and Acquisition of Securities

  In prescribing the method described above for selecting the Index Securities that constitute the prescribed Portfolio Deposit from time to time, the Sponsor intends to duplicate, to the extent practicable, the component securities of the DJIA as of the relevant date.

  The yield and price of common stocks deposited in the Trust are dependent on a variety of factors, including money market conditions and general conditions of the corporate equity markets. The Schedule of Investments set forth above in Part B of this Prospectus contains information as of the date set forth therein with respect to the identity of the issuers of each of the Index Securities in the Portfolio Deposit as of such date. The proportionate relationship among such Securities approximated (although it did not exactly duplicate) the proportionate relationships of the Index Securities as of such date.

  Because certain of the Securities from time to time may be sold or may otherwise be changed under certain circumstances as described herein, no assurance can be given that the Trust will retain for any length of time its present size and composition (see "The Portfolio--Adjustments to the Portfolio"). Also, the deposit of additional Portfolio Deposits and the redemption of DIAMONDS in Creation Unit size aggregations will affect the size and composition of the Trust. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Securities.

                                   THE DJIA

  The Sponsor selected the DJIA as the basis for the selection of the securities held by the Trust because it is well known to investors and contains some of the most well known, liquid and highly capitalized companies in the U.S. Many of the stocks in the DJIA are household names.

  The DJIA was first published in 1896. Initially comprised of 12 companies, the DJIA has evolved into the most recognizable stock indicator in the world, and the only index composed of companies that have sustained earnings performance over a significant period of time. In its second century, the DJIA is the oldest continuous barometer of the U.S. stock market, and the most widely quoted indicator of U.S. stock market activity.

  The 30 stocks now comprising the DJIA are all leaders in their respective industries, and their stocks are widely held by individuals and institutional investors. These stocks represent more than one-quarter of the $14 trillion market value of all US stocks and more than one-quarter of the value of stocks listed on the New York Stock Exchange.

  The Sponsor has been granted a license to use the DJIA as a basis for determining the composition of the Trust and to use certain trademarks of Dow Jones in connection with the Trust (see "License Agreement"). Dow Jones is not responsible for and shall not participate in the creation or sale of DIAMONDS or in the determination of the timing of, prices at, or quantities and proportions in which purchases or sales of Index Securities or Securities shall be made. The information in this Prospectus concerning Dow Jones and the DJIA has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

  The following table shows the actual performance of the DJIA for the years 1896 through 2000. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered as a representation of the income yield or capital gain or loss that may be generated by the DJIA in the future, nor should the results be considered as a representation of the performance of the Trust.

Year                             DJIA     Point   Year %           %
Ended                            Close    Change  Change   Divs  Yield
-----                          --------- -------- ------  ------ -----
2000.......................... 10,786.85 - 710.27 - 6.18% 172.08 1.60%
1999.......................... 11,497.12 2,315.69   25.2% 168.52 1.47%
1998..........................  9,181.43 1,273.18   16.1  151.13 1.65
1997..........................  7,908.25 1,459.98   22.6  136.10 1.72
1996..........................  6,448.27 1,331.20   26.0  131.14 2.03
1995..........................  5,117.12 1,282.70   33.5  116.56 2.28
1994..........................  3,834.44     80.3    2.1  105.66 2.76
1993..........................  3,754.09      453   13.7   99.66 2.65
1992..........................  3,301.11    132.3    4.2  100.72 3.05
1991..........................  3,168.83    535.2   20.3   95.18 3.00
1990..........................  2,633.66  - 119.5  - 4.3   103.7 3.94
1989..........................  2,753.20    584.6   27.0     103 3.74
1988..........................  2,168.57    229.7   11.8   79.53 3.67
1987..........................  1,938.83     42.9    2.3    71.2 3.67
1986..........................  1,895.95    349.3   22.6   67.04 3.54
1985..........................  1,546.67    335.1   27.7   62.03 4.01
1984..........................  1,211.57   - 47.1  - 3.7   60.63 5.00
1983..........................  1,258.64    212.1   20.3   56.33 4.48
1982..........................  1,046.54    171.5   19.6   54.14 5.17
1981..........................       875     - 89  - 9.2   56.22 6.43
1980..........................    963.99    125.3   14.9   54.36 5.64
1979..........................    838.74     33.7    4.2   50.98 6.08

Year                                DJIA    Point  Year %          %
Ended                              Close   Change  Change  Divs  Yield
-----                             -------- ------- ------  ----- -----
1978.............................   805.01  - 26.2  - 3.1  48.52  6.03
1977.............................   831.17 - 173.5 - 17.3  45.84  5.52
1976............................. 1,004.65   152.2   17.9   41.4  4.12
1975.............................   852.41   236.2   38.3  37.46  4.39
1974.............................   616.24 - 234.6 - 27.6  37.72  6.12
1973.............................   850.86 - 169.2 - 16.6  35.33  4.15
1972............................. 1,020.02   129.8   14.6  32.27  3.16
1971.............................    890.2    51.3    6.1% 30.86  3.47%
1970.............................   838.92    38.6    4.8  31.53  3.76
1969.............................   800.36 - 143.4 - 15.2   33.9  4.24
1968.............................   943.75    38.6    4.3  31.34  3.32
1967.............................   905.11   119.4   15.2  30.19 3.344
1966.............................   785.69 - 183.6 - 18.9  31.89  4.06
1965.............................   969.26    95.1   10.9  28.61  2.95
1964.............................   874.13   111.2   14.6  31.24  3.57
1963.............................   762.95   110.9   17.0  23.41  3.07
1962.............................    652.1    - 79 - 10.8   23.3  3.57
1961.............................   731.14   115.3   18.7  22.71  3.11
1960.............................   615.89  - 63.5  - 9.3  21.36  3.47
1959.............................   679.36    95.7   16.4  20.74  3.05
1958.............................   583.65     148   34.0     20  3.43
1957.............................   435.69  - 63.8 - 12.8  21.61  4.96
1956.............................   499.47    11.1    2.3  22.99  4.60
1955.............................    488.4      84   20.8  21.58  4.42
1954.............................   404.39   123.5   44.0  17.47  4.32
1953.............................    280.9    - 11  - 3.8  16.11  5.74
1952.............................    291.9    22.7    8.4  15.43  5.29
1951.............................   269.23    33.8   14.4  16.34  6.07
1950.............................   235.41    35.3   17.6  16.13  6.85
1949.............................   200.13    22.8   12.9  12.79  6.39
1948.............................    177.3   - 3.9  - 2.1   11.5  6.49
1947.............................   181.16       4    2.2   9.21  5.08
1946.............................    177.2  - 15.7  - 8.1    7.5  4.23
1945.............................   192.91    40.6   26.6   6.69  3.47
1944.............................   152.32    16.4   12.1   6.57  4.31
1943.............................   135.89    16.5   13.8    6.3  4.64
1942.............................    119.4     8.4    7.6    6.4  5.36
1941.............................   110.96  - 20.2 - 15.4   7.59  6.84
1940.............................   131.13  - 19.1 - 12.7   7.06  5.38
1939.............................   150.24   - 4.5  - 2.9   6.11  4.07
1938.............................   154.76    33.9   28.1   4.98  3.22
1937.............................   120.85  - 59.1 - 32.8   8.78  7.27
1936.............................    179.9    35.8   24.8   7.05  3.92
1935.............................   144.13    40.1   38.5   4.55  3.16
1934.............................   104.04     4.1    4.1   3.66  3.52
1933.............................     99.9      40   66.7    3.4  3.40

Year                                   DJIA  Point  Year %          %
Ended                                 Close  Change Change  Divs  Yield
-----                                 ------ ------ ------  ----- -----
1932.................................  59.93   - 18 - 23.1   4.62  7.71
1931.................................   77.9 - 86.7 - 52.7    8.4 10.78
1930................................. 164.58 - 83.9 - 33.8  11.13  6.76
1929................................. 248.48 - 51.5 - 17.2  12.75  5.13
1928.................................    300   97.6   48.2     NA    NA
1927.................................  202.4   45.2   28.8     NA    NA
1926.................................  157.2    0.5    0.3     NA    NA
1925................................. 156.66   36.2   30.0%    NA    NA
1924................................. 120.51     25   26.2     NA    NA
1923.................................  95.52  - 3.2  - 3.3     NA    NA
1922.................................  98.73   17.6   21.7     NA    NA
1921.................................   81.1    9.1   12.7     NA    NA
1920.................................  71.95 - 35.3 - 32.9     NA    NA
1919................................. 107.23     25   30.5     NA    NA
1918.................................   82.2    7.8   10.5     NA    NA
1917.................................  74.38 - 20.6 - 21.7     NA    NA
1916.................................     95  - 4.2  - 4.2     NA    NA
1915.................................  99.15   44.6   81.7     NA    NA
1914.................................  54.58 - 24.2 - 30.7     NA    NA
1913.................................  78.78  - 9.1 - 10.3     NA    NA
1912.................................  87.87    6.2    7.6     NA    NA
1911.................................  81.68    0.3    0.4     NA    NA
1910.................................  81.36 - 17.7 - 17.9     NA    NA
1909.................................  99.05   12.9   15.0     NA    NA
1908.................................  86.15   27.4   46.6     NA    NA
1907.................................  58.75 - 35.6 - 37.7     NA    NA
1906.................................  94.35  - 1.9  - 1.9     NA    NA
1905.................................   96.2   26.6   38.2     NA    NA
1904.................................  69.61   20.5   41.7     NA    NA
1903.................................  49.11 - 15.2 - 23.6     NA    NA
1902.................................  64.29  - 0.3  - 0.4     NA    NA
1901.................................  64.56  - 6.1  - 8.7     NA    NA
1900.................................  70.71    4.6    7.0     NA    NA
1899.................................  66.08    5.6    9.2     NA    NA
1898.................................  60.52   11.1   22.5     NA    NA
1897.................................  49.41      9   22.2     NA    NA
1896.................................  40.45     NA     NA     NA    NA

-----------
 * Source: Dow Jones. Year-end index values shown do not reflect reinvestment of dividends nor costs, such as brokerage charges and transaction costs.
** Source: Dow Jones. Yields are obtained by dividing the sum of the then most recent four quarters' cash dividends per share of each of the component stocks in the DJIA by the sum of the prices at year end of the component stocks in the DJIA.

  The DJIA is a price-weighted stock index, meaning that the component stocks of the DJIA are accorded relative importance based on their prices. In this regard, the DJIA is unlike many other stock indexes which weight their component stocks by market capitalization (price times shares outstanding). The DJIA is called an "average" because originally it was calculated by adding up the component stock prices and then dividing by the number of stocks. The method remains the same today, but the number of significant digits in the divisor (the number that is divided into the total of the stock prices) has been increased to eight significant digits to minimize distortions due to rounding and has been adjusted over time to insure continuity of the DJIA after component stock changes and corporate actions, as discussed below.

  The DJIA divisor is adjusted due to corporate actions that change the price of any of its component shares. The most frequent reason for such an adjustment is a stock split. For example, suppose a company in the DJIA issues one new share for each share outstanding. After this two-for-one "split," each share of stock is worth half what it was immediately before, other things being equal. But without an adjustment in the divisor, this split would produce a distortion in the DJIA. An adjustment must be made to compensate so that the "average" will remain unchanged. At Dow Jones, this adjustment is handled by changing the divisor.* The formula used to calculate divisor adjustments is:

                                        Adjusted Sum     Unadjusted Sum
   New Divisor   =  Current Divisor  x   of Prices    /    of Prices

  Changes in the composition of the DJIA are made entirely by the editors of The Wall Street Journal without consultation with the companies, the respective stock exchange, or any official agency. Additions or deletions of components may be made to achieve better representation of the broad market and of American industry.

  In selecting components for the DJIA, the following criteria are used: 1) the company is not a utility or in the transportation business; 2) the company has a premier reputation in its field; 3) the company has a history of successful growth; and 4) there is wide interest among individual and institutional investors. Whenever one component is changed, the others are reviewed. For the sake of historical continuity, composition changes are made rarely.

  The most recent changes in the components of the DJIA were made, effective with trading Monday, November 1, 1999.

  Companies removed were:

  . Union Carbide Corp., which had been in the DJIA since 1928.

  . Goodyear Tire & Rubber Co., which had been in the DJIA since 1930.

-----------
* Currently, the divisor is adjusted after the close of business on the day prior to the occurrence of the split; the divisor is not adjusted for regular cash dividends.

  . Sears, Roebuck & Co., which had been in the DJIA since 1924.

  . Chevron, formerly Standard Oil Company of California, which had been in the DJIA since 1930.

  Companies added were:

  . Home Depot Inc.

  . Intel Corp.

  . Microsoft Corp.

  . SBC Communications

  Effective January 1, 2001, the DJIA replaced J.P. Morgan & Co. with J.P. Morgan Chase & Co. following the completed acquisition of such company by Chase Manhattan Corp.

                               LICENSE AGREEMENT

  Under the terms of a license agreement with Dow Jones (the "License Agreement"), the Sponsor and the Exchange have been granted a license to use the DJIA as a basis for determining the composition of the Trust and to use certain trade names, trademarks and service marks of Dow Jones in connection with the Trust. The License Agreement may be amended by the parties thereto without the consent of any of the Beneficial Owners of DIAMONDS. Currently, the License Agreement is scheduled to expire five years from the commencement date of trading of DIAMONDS, in accordance with its terms and is subject to a five year renewal period following such date. The parties thereto may extend the term of the License Agreement beyond such date without the consent of any of the Beneficial Owners of DIAMONDS.

  None of the Trust, the Trustee, the Distributor, the Depository or any Beneficial Owner of DIAMONDS is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks and service marks "Dow Jones", "DIAMONDS", "THE DOW INDUSTRIALS", "The Dow", "DJIA" or "Dow Jones Industrial Average", or to use the DJIA except as specifically described herein or as may be specified in the Trust Agreement.

  The Trust is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Beneficial Owners of DIAMONDS or any member of the public regarding the advisability of investing in securities generally or in the Trust particularly. Dow Jones' only relationship to the Sponsor, the Exchange and the Trust is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the DJIA which is determined, composed and calculated by Dow Jones without regard to the Sponsor, the Exchange, the Trust or the Beneficial Owners of DIAMONDS. Dow Jones has no obligation to take the needs of the Sponsor, the Exchange, the Trust or the Beneficial

Owners of DIAMONDS into consideration in determining, comprising or calculating the DJIA. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at or quantities of the DIAMONDS to be issued or in the determination or calculation of the equation by which the DIAMONDS are to be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of DIAMONDS.

  DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DJIA OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE EXCHANGE, THE TRUST, BENEFICIAL OWNERS OF DIAMONDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DJIA OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE DJIA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES, THE SPONSOR AND THE EXCHANGE.

                               EXCHANGE LISTING

  As described above, DIAMONDS are listed on the Exchange. Transactions involving DIAMONDS in the public trading market are subject to customary brokerage charges and commissions.

  The Sponsor's aim in designing DIAMONDS was to provide investors with a security whose initial market value would approximate one-hundredth ( 1/100th) the value of the DJIA. Thus, for example, if the DJIA were at 7500, investors might expect a DIAMONDS Unit to trade at approximately $75. The market value of a DIAMONDS Unit will be affected by a variety of factors, including capital gains distributions made, and expenses incurred, by the Trust, and therefore, over time, a DIAMONDS Unit may no longer approximate 1/100th the value of the DJIA. Note also that the market price of a DIAMONDS Unit should also reflect its share of the dividends accumulated on the Securities (see "Administration of the Trust, Distributions to Beneficial Owners") and may also be affected by supply and demand, market volatility, sentiment and other factors.

  There can be no assurance that DIAMONDS will always be listed on the Exchange. The Exchange will consider the suspension of trading in or removal from listing of DIAMONDS:

    (a) if the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of DIAMONDS for 30 or more consecutive trading days;

    (b) if the DJIA is no longer calculated or available; or

    (c) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.

  The Trust is not required to pay a listing fee to the Exchange.

  The Trust will be terminated in the event that DIAMONDS are delisted (see "Administration of the Trust--Termination").

  The Exchange has advised the Sponsor that DIAMONDS are expected to be listed and traded on the Singapore Exchange Ltd. (the "SGX") during the calendar year 2001, pursuant to a joint venture created by the Exchange and the SGX. In the future, DIAMONDS may be listed and traded on other non-U.S. exchanges pursuant to similar arrangements.

                            TAX STATUS OF THE TRUST

  For the fiscal year ended October 31, 2000, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain diversification tests, and (c) distribute in each year at least 90% of its investment company taxable income. If the Trust qualifies as a regulated investment company, subject to certain conditions and requirements, the Trust will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to shareholders in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

Tax Consequences to Beneficial Owners

  Dividends paid by the Trust from its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) will be taxable to Beneficial Owners as ordinary income. A dividend paid in January will be considered for federal income tax purposes to have been paid by the Trust and received by Beneficial Owners on the preceding December 31 if the dividend was declared in the preceding October, November or December to Beneficial Owners of record shown on the records of the Depository and the DTC Participants (see "The Trust--Book-Entry-Only System") on a date in one of those months.

  Distributions paid by the Trust from the excess of net long-term capital gains over net short-term capital losses are considered "capital gains dividends" regardless of the length of time an investor has owned DIAMONDS. Any loss on the sale or exchange of a share held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. For corporate investors, dividends from net investment income (but not return of capital distributions or capital gain dividends) generally will qualify for the corporate dividends-received deduction to the extent of qualifying dividend income received by the Trust, subject to the limitations contained in the Code. Investors should note that the regular monthly dividends paid by the Trust will not be based on the Trust's investment company taxable income and net capital gain, but rather will be based on the dividends paid with respect to the Securities. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may make additional distributions in excess of the yield performance of the Securities in order to distribute all of its investment company taxable income and net capital gain.

  Distributions in excess of the Trust's current or accumulated earnings and profits (as specially computed) generally will be treated as a return of capital for federal income tax purposes and will reduce a Beneficial Owner's tax basis in DIAMONDS. Return of capital distributions may result, for example, if a portion of the dividends declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Trust. Under certain circumstances, a significant portion of the Trust's regular monthly dividends could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding DIAMONDS fluctuates significantly, as may occur during the initial years of the Trust. Beneficial Owners will receive annually notification from the Trustee through the DTC Participants as to the tax status of the Trust's distributions (see "The Trust--Book-Entry-Only System"). A distribution paid shortly after a purchase or creation of DIAMONDS may be taxable even though in effect it may represent a return of capital.

  Distributions reinvested in additional DIAMONDS through the means of the Service (see "Dividend Reinvestment Service") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional DIAMONDS to the same extent as if such dividends had been received in cash.

  The sale of DIAMONDS by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

  Under the Code, an in-kind redemption of DIAMONDS will not result in the recognition of taxable gain or loss by the Trust but generally will constitute a taxable event for the redeeming shareholder. Upon redemption, a Beneficial Owner generally will recognize gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and securities received and its tax basis in the DIAMONDS redeemed. Securities received upon redemption (which will generally be comprised of the securities portion of the Portfolio Deposit in effect on the date of redemption) generally will have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service ("IRS") may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner's economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of DIAMONDS in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of DIAMONDS.

  Dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes.

  Deposit of a Portfolio Deposit with the Trustee in exchange for DIAMONDS in Creation Unit size aggregations will not result in the recognition of taxable gain or loss by the Trust but generally will constitute a taxable event to the depositor under the Code, and a depositor generally will recognize gain or loss with respect to each security deposited equal to the difference between the amount realized in respect of the security and the depositor's tax basis therein. The amount realized with respect to a security deposited should be determined by allocating the value on the date of deposit of the DIAMONDS received (less any cash paid to the Trust, or plus any cash received from the Trust, in connection with the deposit) among the securities deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by a depositor on the basis that there has been no material change in the depositor's economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Depositors should consult their own tax advisors as to the tax consequences to them of a deposit to the Trust.

  The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the depositor or group of depositors, upon obtaining the DIAMONDS ordered, would own eighty percent (80%) or more of the outstanding DIAMONDS, and if pursuant to section 351 of the Code such a circumstance would result in the Trust having a basis in the securities deposited different from the market value of such securities on the date of deposit. The Trustee has the right to require information regarding DIAMONDS Unit ownership pursuant to the Participant Agreement and from the Depository and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.

  Ordinary income dividends received via the Depository by Beneficial Owners who are non-resident aliens will be subject to a thirty percent (30%) United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable tax treaties. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of United States withholding tax.

  Backup withholding at a rate of 31% will apply to dividends, capital gain distributions, redemptions and sales of DIAMONDS unless (a) the Beneficial Owner is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a payment to a Beneficial Owner will be allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund from the U.S. Internal Revenue Service, provided that the required information is furnished to the U.S. Internal Revenue Service.

  The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local and foreign tax consequences to them of an investment in the Trust, including the effect of possible legislative changes.

                        CONTINUOUS OFFERING OF DIAMONDS

  DIAMONDS in Creation Unit size aggregations are offered continuously to the public by the Trust through the Distributor and are delivered upon the deposit of a Portfolio Deposit (see "The Trust--Procedure for Creation of Creation Units"). A list of the identity and number of shares of each of the Index Securities in the current Portfolio Deposit and the amount of the Dividend Equivalent Payment effective through and including the previous Business Day is made available by the Trustee to NSCC on each Business Day. Under certain extraordinary circumstances which may make it impossible for the Trustee to provide such information to NSCC on a given Business Day, NSCC shall use the composition and weighting of the Index Securities for the most recently effective Portfolio Deposit. The minimum number of DIAMONDS that may be created as described herein is 50,000 or one Creation Unit.

Persons making Portfolio Deposits and creating Creation Unit aggregations of DIAMONDS will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, nor will any such person have any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of DIAMONDS.

  Because new DIAMONDS can be created and issued on an ongoing basis, at any point during the life of the Trust a "distribution", as such term is used in the Securities Act of 1933, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent DIAMONDS and sells the DIAMONDS directly to its customers; or if it chooses to couple the creation of a supply of new DIAMONDS with an active selling effort involving solicitation of secondary market demand for DIAMONDS. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

  Dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with DIAMONDS that are part of an "unsold allotment" within the meaning of
Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. Firms that do incur a prospectus delivery obligation with respect to DIAMONDS are reminded that under Securities Act rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Act owed to an Exchange member in connection with a sale on the Exchange is satisfied by the fact that DIAMONDS prospectuses will be available at the Exchange upon request. Of course, the prospectus-delivery mechanism provided in rule 153 is only available with respect to transactions on an exchange.

  The Sponsor intends to qualify DIAMONDS in states selected by the Sponsor and through broker-dealers who are members of the National Association of Securities Dealers, Inc. Investors intending to create or redeem Creation Unit size aggregations of DIAMONDS in transactions not involving a broker-dealer registered in such investor's state of domicile or residence should consult counsel regarding applicable broker-dealer or securities regulatory requirements under such state securities laws prior to such creation or redemption.

                             EXPENSES OF THE TRUST

  Until further notice, the Sponsor has undertaken that the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is 18/100 of 1% (0.1800%) per annum of the daily net asset value of the Trust after taking into account any expense offset credits. To the extent during such period the ordinary operating expenses of the Trust do exceed such 0.1800% amount, the Sponsor will reimburse the Trust for or assume such excess ordinary operating expenses. See "Statement of Operations for the Period Ended October 31, 2000" and the accompanying notes for a discussion of the amount of the Sponsor's reimbursement to the Trust. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the year expenses fall below the 0.1800% per annum level on any given day. For purposes of this undertaking by the Sponsor, ordinary operating expenses of the Trust shall not include taxes, brokerage commissions and, of course, such extraordinary non-recurring expenses as may arise, including without limitation the cost of any litigation to which the Trust or Trustee may be a party. The Sponsor may discontinue this undertaking or renew it for a specified period of time, or may choose to reimburse or assume certain Trust expenses in later periods in order to keep Trust expenses at a level it believes to be attractive to investors, but is not obligated to do so. In any event, it is possible that, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.1800% per annum.

  Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.1726%; future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. There is no guarantee that the Trust's ordinary operating expenses will not exceed 0.1726% of the Trust's daily net asset value and such rate may be changed without notice. See "Expenses of the Trust" in Part A of this Prospectus.

  Subject to any applicable cap, the Sponsor reserves the right to charge the Trust a special sponsor fee from time to time in reimbursement for certain services it may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced, although neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

  The following charges are or may be accrued and paid by the Trust: (a) the Trustee's fee as discussed more fully below, (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to DIAMONDS (whether in Creation Unit size aggregations or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of DIAMONDS (whether in Creation Unit size aggregations or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust without gross negligence, bad faith, wilful misconduct or wilful malfeasance on its part or reckless disregard of its obligations and duties; (h) expenses incurred in contacting Beneficial Owners of DIAMONDS during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

  In addition to the specific expenses discussed above, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to Dow Jones in respect of annual licensing fees pursuant to the License Agreement (see "License Agreement"), (b) federal and state annual registration fees for the issuance of DIAMONDS, and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing DIAMONDS and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). In addition, initial fees and expenses totaling approximately $2,300,000, in connection with the organization of the Trust, are being capitalized and amortized over five years from the start of the Trust's operations on a straight-line basis and charged to the Trust, unless the Trust is sooner terminated or if by law or regulation the Trust is required to amortize such costs over a shorter period of time. In such cases, the Trustee shall follow the requisite time period for such amortization. Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 20/100 of 1% (0.20%) per annum of the daily net asset value of the Trust.

  If the income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses; otherwise the Trustee may sell Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Securities to reimburse itself for the amount of such advance and any accrued interest thereon. Such advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the net asset value of the Trust (see "Valuation").

  For services performed under the Trust Agreement, the Trustee is paid by the Trust a fee at an annual rate of 6/100 of 1% to 10/1000 of 1% of the net asset value of the Trust, as shown below, such percentage amount to vary depending on the net asset value of the Trust, plus or minus the Adjustment Amount (as hereinafter defined). Such compensation is computed on each Business Day on the basis of the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid quarterly. Notwithstanding the fee schedule set forth in the table below, in the fourth year of the Trust's operation and in subsequent years, the Trustee shall be paid a minimum fee of $400,000 per annum as adjusted by the CPI-U to take effect at the beginning of the fourth year and each year thereafter. To the extent that the amount of the Trustee's compensation, prior to any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee, in its discretion, may also waive all or a portion of such fee. See "Statement of Operations for the Period Ended October 31, 2000" and the accompanying notes for a discussion of the Trustee's waiver.

                               TRUSTEE FEE SCALE

       Net Asset Value               Fee as a Percentage of Net
         of the Trust                 Asset Value of the Trust
       ---------------               --------------------------
 $0-$499,999,999............. 10/100 of 1% per annum plus or minus the
                                Adjustment Amount
 $500,000,000-$2,499,999,999. 8/100 of 1% per annum plus or minus the
                                Adjustment Amount*
 $2,500,000,000 and above.... 6/100 of 1% per annum plus or minus the
                                Adjustment Amount*

-----------
* The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated.

  As of October 31, 2000, and as of December 31, 2000, the net asset value of the Trust was $2,002,605,455 and $2,339,921,966, respectively. No representation is made as to the actual net asset value of the Trust on any future date as it is subject to change at any time due to fluctuations in the market value of securities or to creations or redemptions made in the future.

  The Adjustment Amount shall be calculated at the end of each quarter and applied against the Trustee's fee for the following quarter. The "Adjustment Amount" is an amount which is intended, depending upon the circumstances, either to (1) reduce the Trustee's fee by the amount that the Transaction Fees paid on creation and redemption exceeds the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust* or
(2) increase the Trustee's fee by the amount that the Transaction Fee (plus additional amounts paid in connection with creations or redemptions outside the DIAMONDS Clearing Process), if any, paid on creations or redemptions, falls short of the actual costs of these activities. If in any quarter the Adjustment Amount exceeds the fee payable to the Trustee as set forth above, the Trustee shall use such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust's expenses for such quarter, any remaining excess shall be retained by the Trustee as part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the DIAMONDS Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee's fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. To make the expense ratio of the Trust comparable to the expense ratio of most other investment companies, it is shown as a "below the line" adjustment to Trust expenses. If the adjustment is negative it is shown "above the line".


-----------
* The excess earnings on cash amount is currently calculated and applied on a monthly basis.

                            REDEMPTION OF DIAMONDS

  DIAMONDS in Creation Unit size aggregations are ordinarily redeemable in kind only and are not redeemable for cash except under certain circumstances. DIAMONDS in Creation Unit size aggregations may be redeemed by submitting a request for redemption, the requisite number of DIAMONDS and the Excess Cash Amount (as defined below), if applicable, to the Trustee in the manner specified below. Beneficial Owners of DIAMONDS may sell DIAMONDS in the secondary market, but must accumulate enough DIAMONDS to constitute a Creation Unit (i.e., 50,000 DIAMONDS) in order to redeem through the Trust. DIAMONDS can be redeemed only when Creation Unit size aggregations are owned by a Beneficial Owner and held in the account of a single Participating Party (with respect to redemptions through the DIAMONDS Clearing Process) or a single DTC Participant (with respect to redemptions outside the DIAMONDS Clearing Process). DIAMONDS will remain outstanding until redeemed or until the termination of the Trust.

Procedure for Redemption of DIAMONDS

  Requests for redemptions of Creation Units may be made on any Business Day through the DIAMONDS Clearing Process to the Trustee at its Quincy office or at such other office as may be designated by the Trustee. Requests for redemptions of Creation Units may also be made directly to the Trustee outside the DIAMONDS Clearing Process. Requests for redemption shall not be made to the Distributor. In the case of redemptions made through the DIAMONDS Clearing Process, the Transaction Fee will be deducted from the amount delivered to the redeemer. In case of redemptions tendered directly to the Trustee outside the DIAMONDS Clearing Process, a total fee will be charged equal to the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit, (due in part to the increased expense associated with delivery outside the DIAMONDS Clearing Process) and such amount will be deducted from the amount delivered to the redeemer (see "Prospectus Summary--Transaction Fee"). In all cases, both the tender of DIAMONDS for redemption and distributions to the redeemer in respect of DIAMONDS redeemed will be effected through the Depository and the relevant DTC Participant(s) to the Beneficial Owner thereof as recorded on the book entry system of the Depository or the relevant DTC Participant, as the case may be (see "The Trust--Book-Entry-Only System").

  The Trustee will transfer to the redeeming Beneficial Owner via the Depository and the relevant DTC Participant(s) a portfolio of Securities for each Creation Unit size aggregation of DIAMONDS delivered, typically identical in weighting and composition to the securities portion of a Portfolio Deposit as in effect (1) on the date a request for redemption is deemed received by the Trustee as described below, in the case of redemptions made either through the DIAMONDS Clearing Process or outside the DIAMONDS Clearing Process or (2) on the date that notice of the termination of the Trust is given, in the case of the termination of the Trust (see "Administration of the Trust--Termination" and "The Portfolio-- Adjustments to the Portfolio"). The Trustee will also transfer via the relevant DTC Participant(s) to the redeeming Beneficial Owner in cash the "Cash Redemption Payment", which on any given Business Day is typically an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on all the Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted if any, and (y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted (see "Expenses of the Trust"), as if all the Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. To the extent that any amounts payable to the Trust by the redeeming Beneficial Owner exceed the amount of the Cash Redemption Payment ("Excess Cash Amounts"), such Beneficial Owner shall be required to deliver payment thereof to the Trustee. In the case of redemptions made through the DIAMONDS Clearing Process, the Trustee will effect a transfer of the Cash Redemption Payment and Securities to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. In the case of redemptions made outside the DIAMONDS Clearing Process, the Trustee will transfer the Cash Redemption Payment and the securities to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all DIAMONDS delivered upon redemption.

  In the event that the Trustee determines in its discretion that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of DIAMONDS in Creation Unit size aggregations, the Trustee shall have the right in its discretion to deliver the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption is deemed received by the Trustee (see "Placement of Redemption Orders Using DIAMONDS Clearing Process") as a part of the Cash Redemption Payment in lieu of delivering such Index Security or Index Securities to the redeemer. In connection with the redemption of DIAMONDS, if a redeeming investor requests redemption in cash, rather than in kind, with respect to one or more Securities (for example, because such a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities), the Trustee shall have the right in its discretion to deliver the cash equivalent value of such Index Security or Index Securities based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the

Trustee (see "Placement of Redemption Orders Outside DIAMONDS Clearing Process") as a part of the Cash Redemption Payment in lieu of delivering such Index Security or Index Securities to the redeemer. In such case, such investor will pay the Trustee the standard Transaction Fee, plus an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit (see "Prospectus Summary--Transaction Fee").

  The Trustee, in its discretion, upon the request of a redeeming investor, may redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Securities differing in exact composition from the Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption might be made, for example, if it were to be determined that this composition would be appropriate in order to maintain the Trust Portfolio correlation to the price-weighted composition of the DJIA (i.e. an equal number of shares of each component stock), for instance when a stock split of one of the Index Securities occurs. See ("The Portfolio" and "The DJIA").

  The Trustee may sell Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the amount required to be provided to the redeeming Beneficial Owner, such cash amounts shall be held by the Trustee and shall be applied in accordance with the guidelines set forth under the caption "The Portfolio--Adjustments to the Portfolio").

  If the income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to allow distribution of the Cash Redemption Payment, the Trustee may advance out of its own funds any amounts necessary in respect of redemptions of DIAMONDS; otherwise, the Trustee may sell Securities in an amount sufficient to effect such redemptions. The Trustee may reimburse itself in the amount of such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall sell Securities to reimburse itself for such advance and any accrued interest thereon. Such advances will be secured by a lien on the assets of the Trust in favor of the Trustee.

  The Trustee may, in its discretion, and will when so directed by the Sponsor, suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee: (1) for any period during which the New York Stock Exchange is closed; (2) for any period during which an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable; or (3) for such other period as the Commission may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages which may result from any such suspension or postponement.

  To be eligible to place orders with the Trustee to redeem DIAMONDS in Creation Unit size aggregations, an entity or person must be (1) a Participating Party with respect to redemptions through the DIAMONDS Clearing Process, or (2) a DTC Participant with respect to redemptions outside the DIAMONDS Clearing Process and, in either event, have executed a Participant Agreement.

  All orders to redeem DIAMONDS must be placed in multiples of 50,000 DIAMONDS (Creation Unit size). Orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

  Orders to redeem Creation Unit size aggregations of DIAMONDS shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to redeem Creation Unit size aggregations of DIAMONDS may have to be placed by the investor's broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to redeem DIAMONDS should afford sufficient time to permit (1) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (2) the receipt of the DIAMONDS to be redeemed and the Excess Cash Amounts, if any, by the Trustee in a timely manner, as described below. Orders for redemption that are effected outside the DIAMONDS Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the DIAMONDS Clearing Process. Those persons placing orders outside the DIAMONDS Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire transfer system by contacting the operations department of the broker or depository institution effectuating such transfer of DIAMONDS and Cash Redemption Payment. These deadlines will vary by institution. The Participant notified of an order to redeem outside the DIAMONDS Clearing Process will be required to transfer DIAMONDS through DTC and the Excess Cash amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner (see "Placement of Redemption Orders Outside the DIAMONDS Clearing

Process"). Information regarding Cash Redemption Payment amounts, number of outstanding DIAMONDS and Transaction Fees may be obtained from the Trustee at the toll-free number: 800-545-4189.

Placement of Redemption Orders Using DIAMONDS Clearing Process

  Orders to redeem DIAMONDS in Creation Unit size aggregations through the DIAMONDS Clearing Process must be delivered through a Participating Party (see "Portfolio Deposit") that has executed the Participant Agreement with the Distributor and with the Trustee (as the same may be from time to time amended in accordance with its terms). An order to redeem DIAMONDS using the DIAMONDS Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of the Trust as determined as of the Evaluation Time on the Transmittal Date. An order to redeem DIAMONDS using the DIAMONDS Clearing Process made in proper form but received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer the requisite Securities (or contracts to purchase such Securities which are expected to be delivered in a "regular way" manner) by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received, and the Cash Redemption Payment. The calculation of the value of the Securities and the Cash Redemption Payment to be delivered by the Trustee to the redeeming Beneficial Owner will be made according to the procedures set forth under "Valuation," computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee.

Placement of Redemption Orders Outside DIAMONDS Clearing Process

  Orders to redeem DIAMONDS outside the DIAMONDS Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trustee. A DTC Participant who wishes to place an order for redemption of DIAMONDS to be effected outside the DIAMONDS Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the DIAMONDS Clearing Process and that redemption of DIAMONDS will instead be effected through transfer of DIAMONDS directly through DTC. An order to redeem DIAMONDS outside the DIAMONDS Clearing Process is deemed received by the Trustee on the Transmittal Date if (i) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (ii) such order is preceded or accompanied by the requisite number of DIAMONDS specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off Time") and (iii) all other procedures set forth in the Participant Agreement are properly followed. The Excess Cash Amounts owed by the Beneficial Owner, if any, must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

  After the Trustee has deemed an order for redemption outside the DIAMONDS Clearing Process received, the Trustee will initiate procedures to transfer the requisite Securities (or contracts to purchase such Securities which are expected to be delivered within three Business Days) and the Cash Redemption Payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trustee.

  The calculation of the value of the Securities and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner will be made by the Trustee according to the procedures set forth under "Valuation," computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite DIAMONDS are delivered to the Trustee prior to the DTC Cut-Off Time on such Transmittal Date, then the value of the Securities and the Cash Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted to the Trustee by a DTC Participant not later than the Closing Time on a Transmittal Date but either (1) the requisite DIAMONDS are not delivered by the DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of such Transmittal Date. In such case, the value of the Securities and the Cash Redemption Payment to be delivered to the Beneficial Owner will be computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee, i.e., the Business Day on which the DIAMONDS are delivered through DTC to the Trustee by the DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order.

                                   VALUATION

  The net asset value of the Trust is computed as of the Evaluation Time shown under "Essential Information" on each Business Day. The net asset value of the Trust on a per DIAMONDS Unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Trust's investments and other assets and dividing the result by the total number of outstanding DIAMONDS.

  The aggregate value of the Securities shall be determined by the Trustee in good faith in the following manner: If the Securities are listed on one or more national securities exchanges, such evaluation shall generally be based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor (the New York or American Stock Exchange if the securities are listed thereon) or, if there is no such appropriate closing sale price on such exchange, at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the Securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities,
(c) by the Trustee's appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

                          ADMINISTRATION OF THE TRUST

Records

  The Trustee maintains records of the transactions of the Trust, including a current list of the identity and number of shares of each of the Securities in the Portfolio. Records of the creation of DIAMONDS in Creation Unit size aggregations are also maintained by the Distributor. Record of ownership of DIAMONDS is maintained by the Depository and by DTC Participants as described above (see "The Trust--Book-Entry-Only System").

  A complete copy of the Trust Agreement is maintained by the Trustee. A copy of the Trust Agreement is available to Beneficial Owners at the corporate trust office of the Trustee at 225 Franklin Street, Boston, Massachusetts 02110 during normal business hours.

Voting

  The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting.

Distributions to Beneficial Owners

  The regular monthly ex-dividend date for DIAMONDS is the third (3rd) Friday in each calendar month of each fiscal year, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (the "Ex-Dividend Date"). Beneficial Owners as reflected on the records of the Depository and the DTC Participants on the second Business Day following the Ex-Dividend Date (the "Record Date") are entitled to receive an amount representing dividends accumulated on the Securities through the monthly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including Securities with ex-dividend dates falling within such monthly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per DIAMONDS Unit are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the Monday preceding the third (3rd) Friday of the next calendar month or the next subsequent Business Day if such Monday is not a Business Day (the "Dividend Payment Date"). Dividend payments will be made through the Depository and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee. DIAMONDS are registered in book entry only, which records are kept by the Depository (see "The Trust--Book-Entry-Only System").

  Dividends payable to the Trust in respect of the Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Securities, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of the Securities as dividends or distributions and capital gains resulting from the sale of Securities are also credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed or otherwise utilized in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to such accounts generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee's annual fee (see "Expenses of the Trust").

  The Trust intends to qualify as a regulated investment company for federal income tax purposes. A regulated investment company is not subject to federal income tax on its net investment income and capital gains that it distributes to shareholders, so long as it meets certain overall distribution and diversification requirements and other conditions under Subchapter M of the Code. The Trust intends to satisfy these overall distribution and diversification requirements and to otherwise satisfy any required conditions. The Trustee intends to make additional distributions to the minimum extent necessary (i) to distribute the entire annual investment company taxable income of the Trust, plus any net capital gains (from sales of securities in connection with adjustments to the Portfolio or to generate cash for such distributions), and (ii) to avoid imposition of the excise tax imposed by section 4982 of the Code (see "Tax Status of the Trust"). The additional distributions, if needed, would consist of (a) an increase in distribution scheduled for January to include any amount by which estimated Trust investment company taxable income and net capital gains for a fiscal year exceeds the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the Trust have been computed of the amount, if any, by which such actual income exceeds the distributions already made. The net asset value of the Trust will be reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, will depend upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of shares of the Securities in connection with adjustments to the Portfolio will have been used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay any such additional distributions. In that case, the Trustee typically will have to sell an approximately equal number of shares of each of the Securities sufficient to produce the cash required to make such additional distributions (see "The Portfolio--Adjustments to the Portfolio").

  The Trustee further reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

  The Trustee further reserves the right to vary the frequency with which periodic dividend distributions are made (e.g., from monthly to quarterly) if it is determined by the Sponsor and the Trustee, in their discretion, that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trustee reserves the right to change the regular ex-dividend date for DIAMONDS to another date within the month or quarter if it is determined by the Sponsor and the Trustee, in their discretion, that such a change would be advantageous to the Trust. Notice of any such variance or change (which notice shall include changes to the Record Date, the Ex-Dividend Date, the Dividend Payment Date, and the accumulation period resulting from such variance) shall be provided to Beneficial

Owners via the Depository and the DTC Participants (see "The Trust--Book-Entry-Only System").

  The Trustee may, in its discretion, advance out of its own funds any amounts necessary to permit distributions via the Depository to Beneficial Owners. The Trustee may reimburse itself in the amount of such advance, together with interest thereon at a percentage rate equal to then current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall sell Securities to reimburse itself for such advance and any accrued interest thereon. Such advances will be secured by a lien on the assets of the Trust in favor of the Trustee.

  In addition, as soon as practicable after notice of termination of the Trust, the Trustee will distribute via the Depository and the DTC Participants to each Beneficial Owner redeeming DIAMONDS in Creation Unit size aggregations prior to the termination date specified in such notice a portion of the Securities and cash as described above (see "Redemption of DIAMONDS" and "Administration of the Trust--Termination"). Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practical after termination of the Trust, such Beneficial Owner's pro rata share of the net asset value of the Trust (see "Administration of the Trust--Termination").

  All distributions are made by the Trustee through the Depository and the DTC Participants to Beneficial Owners as recorded on the book entry system of the Depository and the DTC Participants (see "The Trust--Book-Entry-Only System").

  The settlement date for the creation of DIAMONDS in Creation Unit size aggregations or the purchase of DIAMONDS in the secondary market must occur on or prior to the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior security holder or Beneficial Owner as of such Record Date.

  Any Beneficial Owner interested in acquiring additional DIAMONDS with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the DTC Dividend Reinvestment Service, described herein (see "Dividend Reinvestment Service"), if such service is available through such Beneficial Owner's broker.

Trust Supervision

  The Trust's Portfolio Securities are not managed and therefore the adverse financial condition of an issuer of securities in the Trust does not, in itself, require the sale of Securities from the Portfolio. The Trustee shall, on a non-discretionary basis, make changes to the Portfolio as described above (see "The Portfolio--Adjustments to the Portfolio").

  The Trustee will direct its securities transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices or execution of orders.

Statements to Beneficial Owners

  With each distribution, the Trustee will furnish for distribution to Beneficial Owners (see "The Trust--Book-Entry-Only System") a statement setting forth the amount being distributed expressed as a dollar amount per DIAMONDS Unit.

  Promptly after the end of each fiscal year, the Trustee will furnish to the DTC Participants for distribution to each person who was a Beneficial Owner of DIAMONDS at the end of such calendar year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

Register of Ownership and Transfer

  The Trustee maintains a record of the creation and redemption of DIAMONDS in Creation Unit size aggregations as well as creations of DIAMONDS in connection with the Dividend Reinvestment Service. The Depository maintains a record on its book-entry system of the DTC Participant ownership of DIAMONDS and the number of DIAMONDS owned (see "The Trust--Book-Entry-Only System"). Certificates are not issued for DIAMONDS, whether in Creation Unit size denominations or otherwise. Beneficial Owners have the rights accorded to holders of "book-entry" securities under applicable law. Beneficial Owners may transfer DIAMONDS through the Depository by instructing the DTC Participant holding the DIAMONDS for such Beneficial Owner in accordance with standard securities industry procedures.

Rights of Beneficial Owners

  DIAMONDS in Creation Unit size aggregations (i.e., 50,000 DIAMONDS) may be tendered to the Trustee for redemption (see "Redemption of DIAMONDS"). Beneficial Owners may sell DIAMONDS in the secondary market, but must accumulate enough DIAMONDS (i.e., 50,000 DIAMONDS) to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any

Beneficial Owner will not operate to terminate the Trust nor entitle such Beneficial Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

  Beneficial Owners shall not have the right to vote concerning the Trust, except as described below with respect to termination and as otherwise expressly set forth in the Trust Agreement, or in any manner control the operation and management of the Trust, nor shall any Beneficial Owner be liable to any other person by reason of any action taken by the Sponsor or the Trustee.

Amendment

  The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent or to make such other provisions in regard to matters or questions arising thereunder as will not adversely affect the interests of Beneficial Owners; (b) to change any provision thereof as may be required by the Commission; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a "regulated investment company" under the Code; (d) to add or change any provision thereof as may be necessary or advisable in the event that NSCC or the Depository is unable or unwilling to continue to perform its functions as set forth therein; and (e) to add or change any provision thereof to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by Dow Jones in its method of determining the DJIA. The Trust Agreement may also be amended from time to time by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding DIAMONDS to add provisions to or change or eliminate any of the provisions of the Trust Agreement or to modify the rights of Beneficial Owners; provided, however, that the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding DIAMONDS if such amendment would (1) permit, except in accordance with the terms and conditions of the Trust Agreement, the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (2) reduce the interest of any Beneficial Owner in the Trust; or (3) reduce the percentage of Beneficial Owners required to consent to any such amendment.

  Promptly after the execution of any such amendment, the Trustee shall receive from the Depository, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding DIAMONDS. The Trustee shall inquire of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds DIAMONDS, and provide each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to such Beneficial Owners (see "The Trust--Book-Entry-Only System").

Termination

  The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time after six months following and prior to three years following the Initial Date of Deposit the NAV of the Trust falls below $150,000,000 or if at any time after three years following the Initial Date of Deposit the NAV of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U, such adjustment to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the last month of the preceding fiscal year.

  The Trust will also terminate in the event that DIAMONDS are delisted from the Exchange. The Exchange will consider the suspension of trading in or the delisting of DIAMONDS as discussed above (see "Exchange Listing").

  The Trust may also be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding DIAMONDS; (b) if the Depository is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to DIAMONDS, or if the Trustee is no longer a participant in NSCC; (d) if Dow Jones ceases publishing the DJIA; and
(e) if the License Agreement is terminated. Currently, the License Agreement is scheduled to expire five years from the commencement date of trading of DIAMONDS in accordance with its terms and is subject to a five year renewal period following such date. The parties to the License Agreement may extend its term beyond such date without the consent of any of the Beneficial Owners of DIAMONDS. The Trust will also terminate by its terms on the Mandatory Termination Date.

  If either the Sponsor or the Trustee shall resign or be removed and a successor is not appointed, the Trust will terminate (see "Resignation, Removal and Liability--The Trustee" and "Resignation, Removal and Liability-- The Sponsor"). The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

  Prior written notice of the termination of the Trust will be given at least twenty (20) days prior to termination of the Trust to all Beneficial Owners in the manner described above (see "The Trust--Book-Entry-Only System"). The notice will set forth the date on which the Trust will be terminated (the "Termination Date"), the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of DIAMONDS (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the DIAMONDS held and the date determined by the Trustee upon which the books of the Trust shall be closed. Such notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, that no additional DIAMONDS will be created for the purpose of reinvesting dividend distributions, and that, as of the date thereof and thereafter, the portfolio of Securities delivered upon redemption shall be identical in composition to the Securities held in the Trust as of such date rather than the securities portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of DIAMONDS in Creation Unit size aggregations may, in advance of the Termination Date, redeem in kind directly from the Trust (see "Redemption of DIAMONDS").

  Within a reasonable period of time after the Termination Date the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred by reason of any such sale or sales. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a Security, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. Upon receipt of proceeds from the sale of the last Security, the Trustee shall deduct therefrom its fees and all other expenses (see "Expenses of the Trust"). The remaining amount shall be transmitted to the Depository for distribution via the DTC Participants, together with a final statement setting forth the computation of the gross amount distributed. DIAMONDS not redeemed prior to termination of the Trust will be redeemed in cash at net asset value based on the proceeds of the sale of the Securities. Such redemptions in cash at net asset value shall be available to all Beneficial Owners, with no minimum aggregation of DIAMONDS required (see "Administration of the Trust-- Distributions to DIAMONDS Unit Beneficial Owners").

                      RESIGNATION, REMOVAL AND LIABILITY

The Trustee

  Under the Trust Agreement, the Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants that are reflected on the records of the Depository as owning DIAMONDS for distribution to Beneficial Owners as provided above (see "The Trust--Book-Entry-Only System") not less than sixty (60) days before the date such resignation is to take effect. Such resignation will become effective upon the appointment of and the acceptance of the Trust by a successor Trustee or, if no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate (see "Administration of the Trust-- Termination"). The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly.

  In case the Trustee becomes incapable of acting as such or is adjudged a bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. Notice of such discharge and appointment shall be mailed via the DTC Participants to Beneficial Owners by the Sponsor.

  Upon a successor Trustee's execution of a written acceptance of an appointment as Trustee for the Trust, such successor Trustee will become vested with all the rights, powers, duties and obligations of the original Trustee.

  A successor Trustee is required to be a trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; to be authorized under such laws to exercise corporate trust powers; and to have at all times an aggregate capital, surplus and undivided profit of not less than $50,000,000.

  Beneficial Owners of 51% of the then outstanding DIAMONDS may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee in the manner specified above and in the Trust Agreement.

  The Trust Agreement provides that the Trustee is not liable for any action taken in reasonable reliance on properly executed documents or for the disposition of moneys or Securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, wilful malfeasance, wilful misconduct, or reckless disregard of its duties and obligations nor is the Trustee liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Securities in the Trust. In the event of the failure of the Sponsor to act, the Trustee may act and is not liable for any such action taken by it in good faith. The Trustee is not personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee (each a "Trustee Indemnified Party") will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, wilful misconduct, wilful malfeasance on the part of such Trustee Indemnified Party or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

The Sponsor

  If at any time the Sponsor shall fail to undertake or perform or become incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required of it to be undertaken or performed, or shall resign, or shall become bankrupt or its affairs shall be taken over by public authorities, the Trustee may appoint a successor Sponsor as shall be satisfactory to the Trustee, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust (see "Termination"). Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to the Depository and the DTC Participants for distribution to Beneficial Owners (see "The Trust--Book-Entry-Only System"). Upon a successor Sponsor's execution of a written acceptance of such appointment as Sponsor of the Trust, such successor Sponsor shall become vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

  The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of such appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust, which the Trustee shall do if no successor Sponsor is appointed (see "Termination").

  The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of DIAMONDS.

  The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of DIAMONDS for taking any action or for refraining from taking any action made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, wilful misconduct or wilful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust by reason of the sale of any Securities of the Trust. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor (each a "Sponsor Indemnified Party") shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, wilful misconduct or wilful malfeasance on the part of any Sponsor Indemnified Party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses of defending against any claim or liability.

                                    SPONSOR

  The Sponsor of the Trust is PDR Services LLC, a Delaware limited liability company incorporated on April 6, 1998 with offices c/o the Exchange, 86 Trinity Place, New York, New York 10006. The Sponsor's Internal Revenue Service Employer Identification Number is 52-2127241. The Exchange is the sole member of the Sponsor and the Exchange is a "control person" of the Sponsor as such term is defined in the Securities Act of 1933.

  The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell DIAMONDS to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of DIAMONDS within a specified time period.

                                    TRUSTEE

  The Trustee is State Street Bank and Trust Company, a bank and trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110. The Trustee's Internal Revenue Service Employer Identification Number is 04-1867445. The Trustee is subject to supervision and examination by the Massachusetts Division of Banks and the Federal Reserve Bank of Boston.

                                  DEPOSITORY

  The Depository Trust Company, New York, New York, a limited purpose trust company and member of the Federal Reserve System, acts as Depository for DIAMONDS. The Depository receives customary fees for its services.

                                 LEGAL OPINION

  The legality of the DIAMONDS offered hereby has been passed upon by Carter, Ledyard & Milburn, New York, New York, as counsel for the Sponsor.

                            INDEPENDENT ACCOUNTANTS

  The financial statements as of October 31, 2000 included in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP independent accountants, 160 Federal Street, Boston Massachusetts, given on the authority of said firm as experts in auditing and accounting.

                                CODE OF ETHICS

  The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the Commission and you may obtain a copy by visiting the Commission at the address listed on the back cover of this prospectus. The code is also available on the EDGAR Database on the Commission's Internet site at http:/www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission at the address listed on the back cover of this prospectus.

                    DAILY DIAMONDS UNIT TRADING INFORMATION

  The Sponsor makes available daily a list of the names and the required number of shares of each of the Securities in the current Portfolio Deposit. The Sponsor also intends to make available (a) on a daily basis, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding DIAMONDS Unit, and (b) every 15 seconds throughout the trading day at the Exchange a number representing, on a per DIAMONDS Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value may include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Intra-day information will be available with respect to trades and quotes and underlying trading values will be published every 15 seconds throughout the trading day. Information with respect to net asset value, net accumulated dividend, final dividend amount to be paid, shares outstanding, estimated cash amount and total cash amount per Creation Unit will be available daily prior to the opening of trading on the Exchange.

 INFORMATION AND COMPARISONS RELATING TO TRUST, SECONDARY MARKET TRADING, NET
                   ASSET SIZE, PERFORMANCE AND TAX TREATMENT

  Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance and the tax treatment of DIAMONDS, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective Beneficial Owners.

  Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques such as indexing and hedging. In addition, information may be presented to prospective or current Beneficial Owners regarding the purchase of DIAMONDS in the secondary market, such as margin requirements, types of orders that may be entered, and information concerning short sales. Similarly, market data symbols, trading fractions, other trading information and the CUSIP number relating to DIAMONDS may be included in such information. Comparisons with other investment vehicles, such as mutual funds, may be made with respect to the application of such requirements; costs of fund management and administration; cost and advantages of intraday trading; and rules applicable to short sales.

  Information regarding the Trust's net asset size may be stated in communications to prospective or current Beneficial Owners for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of DIAMONDS outstanding as of one or more time periods. Factors integral to the size of the Trust's net assets, such as creation volume and activity, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made, and may be expressed by means of percentages.

  Information may be provided to investors regarding the ability to engage in short sales of DIAMONDS, including reference to the exemption from the "tick test" provision of the SEC short sale rule (Rule 10a-1 under the Securities Exchange Act of 1934), to permit short sales on "minus" or "zero-minus" ticks. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow prior to effecting the sale. Institutional investors may be advised that lending their DIAMONDS Unit shares to short sellers may generate stock loan credits which may supplement the return they can earn from an investment in DIAMONDS. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend DIAMONDS. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

  Information may be provided to investors regarding capital gains distributions by the Trust, including historical information relating to such distributions. Comparisons between the Trust and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, as well as relative tax efficiencies between the Trust and such other investment vehicles (e.g. realization of capital gains or losses to the Trust and to such other investment vehicles in connection with redemption of their respective securities). (See "Tax Status of the Trust" for discussion of tax consequences to Beneficial Owners of DIAMONDS in connection with the sale or redemption of DIAMONDS.) Based on projected differences between DIAMONDS and conventional mutual funds with regard to capital gains distributions, projections may be made regarding comparative capital gains distributions and tax rates for taxable investors holding DIAMONDS over a long period of time. Comparisons may also be provided regarding the probable tax impact resulting from rebalancing of the Trust portfolio (see "The Portfolio--Adjustments to the Portfolio") and adjustments to the portfolio of an actively managed investment vehicle.

  Specifically, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with DIAMONDS. Both conventional mutual funds and the DIAMONDS Trust may be required to recognize capital gains incurred as a result of adjustments to the composition of the DJIA and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the DIAMONDS Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions ("net redemptions") and has insufficient cash available to fund such net redemptions, such fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for DIAMONDS does not ordinarily involve selling the portfolio stocks held by the DIAMONDS Trust in the event of a redemption. Instead, the DIAMONDS Trust usually delivers the actual portfolio of stocks in an "in-kind" exchange to any person redeeming DIAMONDS Unit in Creation Unit size aggregations (i.e., 50,000 DIAMONDS per Creation Unit). While this "in-kind" exchange is a taxable transaction to the redeeming entity (usually a broker/dealer) making the exchange, it generally does not constitute a taxable transaction at the DIAMONDS Trust level and, consequently, there is no realization of taxable gain or loss by the DIAMONDS Trust with respect to such "in-kind" exchanges. In a period of market appreciation of the DJIA and, consequently, appreciation of DIAMONDS Unit , this "in-kind" redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the DIAMONDS Trust level. Investors should note that although the same result would occur for conventional mutual funds utilizing an "in-kind" redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks "in-kind" are limited in most mutual funds.

  Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund's portfolio. In contrast, the "in-kind" redemption mechanism of DIAMONDS may make them more tax efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, the "in-kind" redemption feature of the DIAMONDS Trust tends to lower the amount of annual net capital gains distributions to DIAMONDS Unit holders as compared to their conventional mutual fund counterparts. Since shareholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that the DIAMONDS Trust is not required to recognize capital gains, the DIAMONDS Unit holder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the DIAMONDS Trust terminates. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

  Information regarding the secondary market trading activity of DIAMONDS also may be presented over one or more stated time periods, such as for daily, monthly, quarterly or annual periods. DIAMONDS Unit secondary market trading volume information may be compared with similar information relating to other issues trading on the Exchange during the same reporting period. Average daily secondary market trading volume of DIAMONDS may also be reported from time to time. Comparisons of such information during various periods may also be made, and may be expressed by means of percentages.

  Information may also be provided in communications to prospective investors or current Beneficial Owners comparing and contrasting the relative advantages of investing in DIAMONDS as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs and expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios, as the foregoing relate to the comparison of DIAMONDS to other investment vehicles, current economic, financial and political conditions, investment philosophy or techniques, or the desirability of owning DIAMONDS.

  In addition, information on the performance of DIAMONDS on the basis of changes in price per DIAMONDS Unit with or without reinvesting all dividends and/or any distributions of capital in additional DIAMONDS may be included from time to time in such information. Total return measures the percentage growth in the total dollar value of an investment in DIAMONDS (reflecting dividends and capital appreciation but without provision for any income taxes payable). Average annualized performance will be stated for various periods. Total return figures may also be stated for a period from the Initial Date of Deposit, a date at least twelve months prior to the end of the reporting period or for annual periods for the life of the Trust. Information on the DJIA contained in this Prospectus, as updated from time to time, may also be included from time to time in such material. The performance of the Trust, of the DJIA (provided information is also given reflecting the performance of the Trust in comparison to that DJIA) or both may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical Services Inc., Money Magazine Fund Watch, Wiesenberger Investment Companies Service, Morningstar Incorporated and Value Line Investment Survey each of which measures performance following their own specific and well-defined calculation measures, or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (indices of stocks traded on the New York and American Stock Exchanges, respectively), S&P 500 Index ( a broad-based index of 500 publicly traded common stocks) or similar measurement standards during the same period of time. In addition to all other sources of comparative information, comparative performance figures published by other funds or money managers may be included from time to time. Information may also be included regarding the aggregate amount of assets committed to index investing generally by various types of investors, such as pension funds and other institutional investors, which currently exceeds $300 billion.

  Information on the relative price performance of DIAMONDS in relation to other securities and/or indices may be represented in the form of "correlation". Correlation is a standard measure of the degree of linear association between two price series, and ranges from minus one hundred percent (-100%) (i.e. perfect negative linear association) to positive one hundred percent (100%) (i.e., perfect linear association).

  One important difference between DIAMONDS and conventional mutual fund shares is that the DIAMONDS are available for purchase or sale on an intraday basis on the American Stock Exchange. An investor who buys shares in a conventional mutual fund will usually buy or sell shares at a price at or related to the closing net asset value per share, as determined by the fund. In contrast, DIAMONDS are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV.

  The tables below illustrate the distribution relationship of DIAMONDS closing prices to NAV for the period 1/20/98 (the first trading date of the DIAMONDS Trust) through 12/31/00, the distribution relationships of high, low and closing prices over the same period, and distribution of bid/asked spreads for 2000. This table should help investors evaluate some of the advantages and disadvantages of DIAMONDS relative to funds sold and redeemed at prices related to closing NAV. Specifically, the table illustrates in an approximate way the risks of buying or selling DIAMONDS at prices less favorable than closing NAV and, correspondingly, the opportunities to buy or sell at prices more favorable than closing NAV.

  The investor who purchases or sells DIAMONDS may wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the table illustrates the distribution of percentage ranges between the high and the low price each day and between each extreme daily value and the closing NAV for all trading days from 1/20/98 through 12/31/00. The investor may wish to compare these ranges with the average bid/asked spread on DIAMONDS and add any commissions charged by a broker. The trading ranges for this period will not necessarily be typical of trading ranges in future years and the bid/asked spread on DIAMONDS may vary materially over time and may be significantly greater at times in the future. There is some evidence, for example, that the bid/asked spread will widen in more volatile markets and narrow when markets are less volatile. Consequently, the investor should expect wider bid/asked spreads to be associated with wider daily spread ranges.

     Daily Percentage Price Ranges: Average and Frequency Distribution for
               DIAMONDS Trust and DJIA: Highs and Lows vs. Close*
                        (From 1/20/98 through 12/31/00)

Dow Jones Industrial Average

                                              Intraday High      Intraday Low
                            Daily % Price      Value Above       Value Below
                                Range         Closing Value     Closing Value
                           ----------------  ----------------  ----------------
                                      % of              % of              % of
Range                      Frequency Total   Frequency Total   Frequency Total
-----                      --------- ------  --------- ------  --------- ------
0-.25%....................      0      0.00%    197     26.44%    162     21.74%
 .25-.5%...................      6      0.81%    136     18.26%    142     19.06%
 .5-1%.....................    139     18.66%    209     28.05%    204     27.38%
1-1.5%....................    255     34.23%    102     13.69%    122     16.38%
1.5-2%....................    184     24.70%     48      6.44%     66      8.86%
2-2.5%....................     82     11.01%     31      4.16%     29      3.89%
2.5-3%....................     40      5.37%     11      1.48%      7      0.94%
3-3.5%....................     21      2.82%      5      0.67%      6      0.81%
>3.5%.....................     18      2.42%      6      0.81%      7      0.94%
                              ---    ------     ---    ------     ---    ------
Total.....................    745    100.00%    745    100.00%    745    100.00%

                          Average Daily Range: 1.5962%

DIAMONDS TRUST

                                              Intraday High      Intraday Low
                            Daily % Price      Value Above       Value Below
                                Range         Closing Value     Closing Value
                           ----------------  ----------------  ----------------
                                      % of              % of              % of
Range                      Frequency Total   Frequency Total   Frequency Total
-----                      --------- ------  --------- ------  --------- ------
 0-.25%...................      0      0.00%    180     24.16%    169     22.68%
 .25-.5%...................      4      0.54%    149     20.00%    129     17.32%
 .5-1%.....................    127     17.05%    198     26.58%    216     28.99%
1-1.5%....................    277     37.18%    108     14.50%    121     16.24%
1.5-2%....................    156     20.94%     52      6.98%     57      7.65%
2-2.5%....................     87     11.68%     35      4.70%     24      3.22%
2.5-3%....................     53      7.11%     11      1.48%     15      2.01%
3-3.5%....................     18      2.42%      3      0.40%      4      0.54%
>3.5%.....................     23      3.09%      9      1.21%     10      1.34%
                              ---    ------     ---    ------     ---    ------
Total.....................    745    100.00%    745    100.00%    745    100.00%

                          Average Daily Range: 1.6472%
-----------
*Source: Bloomberg

      Frequency Distribution of Discounts and Premiums for DIAMONDS Trust:
          Closing AMEX Price vs. Net Asset Value (NAV) as of 12/31/00


                       Calendar  Calendar  Calendar   Calendar              From
                        Quarter   Quarter   Quarter   Quarter   Calendar 1/20/1998
                        Ending    Ending    Ending     Ending     Year    through
    Range              3/31/2000 6/30/2000 9/30/2000 12/31/2000   2000   12/31/2000
-----------------------------------------------------------------------------------
     >200        Days     --        --        --         --        --        --
              ---------------------------------------------------------------------
  Basis Points     %      --        --        --         --        --        --
-----------------------------------------------------------------------------------
    150--200     Days     --        --        --         --        --        --
              ---------------------------------------------------------------------
  Basis Points     %      --        --        --         --        --        --
-----------------------------------------------------------------------------------
    100--150     Days     --        --        --         --        --        1
              ---------------------------------------------------------------------
  Basis Points     %      --        --        --         --        --       0.1%
-----------------------------------------------------------------------------------
     50--100     Days      2        --        --         2         4         9
              ---------------------------------------------------------------------
  Basis Points     %      3.2%      --        --        3.2%      1.6%      1.2%
-----------------------------------------------------------------------------------
     25--50      Days      7         9         5         9         30        78
              ---------------------------------------------------------------------
  Basis Points     %     11.1%     14.3%      7.9%     14.3%     11.9%     10.5%
-----------------------------------------------------------------------------------
      0--25      Days     27        31        29         20       107       294
              ---------------------------------------------------------------------
  Basis Points     %     42.9%     49.2%     46.0%     31.7%     42.5%     39.5%
-----------------------------------------------------------------------------------
   Total Days    Days     36        40        34         31       141       382
              ---------------------------------------------------------------------
   at Premium      %     57.1%     63.5%     54.0%     49.2%     56.0%     51.3%
-----------------------------------------------------------------------------------
  Closing Price  Days     --        --        --         --        --        1
              ---------------------------------------------------------------------
  Equal to NAV     %      --        --        --         --        --       0.1%
-----------------------------------------------------------------------------------
   Total Days    Days     27        23        29         32       111       362
              ---------------------------------------------------------------------
  at Discounts     %     42.9%     36.5%     46.0%     50.8%     44.0%     48.6%
-----------------------------------------------------------------------------------
     0-- -25     Days     19        16        28         21        84       284
              ---------------------------------------------------------------------
  Basic Points     %     30.2%     25.4%     44.4%     33.3%     33.3%     38.1%
-----------------------------------------------------------------------------------
    -25-- -50    Days      8         5         1         8         22        66
              ---------------------------------------------------------------------
  Basis Points     %     12.7%      7.9%      1.6%     12.7%      8.7%      8.9%
-----------------------------------------------------------------------------------
   -50-- -100    Days     --         2        --         2         4         11
              ---------------------------------------------------------------------
  Basis Points     %      --        3.2%      --        3.2%      1.6%      1.5%
-----------------------------------------------------------------------------------
   -100-- -150   Days     --        --        --         --        --        --
              ---------------------------------------------------------------------
  Basis Points     %      --        --        --         --        --        --
-----------------------------------------------------------------------------------
   -150-- -200   Days     --        --        --         --        --        --
              ---------------------------------------------------------------------
  Basis Points     %      --        --        --         --        --        --
-----------------------------------------------------------------------------------
less than -200   Days     --        --        --         1         1         1
              ---------------------------------------------------------------------
  Basis Points     %      --        --        --        1.6%      0.4%      0.1%


  Close was within 0.25% of NAV better than 77% of the time from 1/20/98 (the first day of trading on the AMEX) through 12/31/00.

-----------
Source: American Stock Exchange LLC.

DIAMONDS BID/ASKED SPREAD DISTRIBUTION (2000 only)

                                    % of
         Range                      Total
         -----                     -------
         1/64- 1/16...............   3.08%
         5/64- 1/8................  15.93%
         9/64- 3/16...............  61.69%
         13/64- 1/4...............  18.09%
         17/64- 5/16..............   0.74%
         21/64- 3/8...............   0.34%
         25/64- 7/16..............   0.06%
         29/64- 1/2...............   0.02%
         greater than 1/2.........   0.05%
                                   -------
         Total.................... 100.00%

         The price range of shares for 2000 was from 96 3/4 to 117 1/2,

         consequently, 1/4 was from 0.26% to 0.21% of the share price.
-----------
*Source: American Stock Exchange LLC.

  Information relating to the relative price performance of DIAMONDS may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, long and intermediate term corporate and government bonds, Treasury bills, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") and combinations of various capital markets. Historical returns of these and other capital markets in the United States may be provided by independent statistical studies and sources, such as those provided by Ibbotson Associates of Chicago, Illinois. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of DIAMONDS may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, foreign stocks and small capitalization stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of DIAMONDS may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of DIAMONDS and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either DIAMONDS or the asset classes chosen for such comparisons.


                         DIVIDEND REINVESTMENT SERVICE

  The Trust has made the DTC book-entry Dividend Reinvestment Service (the "Service") available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Note that some DTC Participants may not elect to utilize the Service; therefore, after the Service is made available for DIAMONDS, an interested DIAMONDS Unit investor may wish to contact such investor's broker to ascertain the availability of the Service through such broker. Interested Beneficial Owners should also note that each broker may require investors to adhere to specific procedures and timetables in order to participate in the Service and such investors should ascertain from their broker such necessary details. DIAMONDS acquired pursuant to the Service will be held by the Beneficial Owners in the same manner, and subject to the same terms and conditions, as for original ownership of DIAMONDS.

  Distributions reinvested in additional DIAMONDS through the Service will nevertheless be taxable dividends to Beneficial Owners to the same extent as if received in cash.

  The Trustee generally will utilize the cash proceeds of dividends received from all Beneficial Owners participating in reinvestment through the Service to obtain Index Securities necessary to create the requisite number of DIAMONDS at the close of business on each DIAMONDS Unit distribution date. Any cash balance remaining after the requisite number of DIAMONDS has been created will be distributed, on a pro rata basis, to all Beneficial Owners who participated in the Service. Note that brokerage commissions, if any, incurred in obtaining the Index Securities necessary to create additional DIAMONDS with the cash from the distributions will be an expense of the Trust.*
-----------
* It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2000, the approximate amount of annual brokerage commissions incurred in implementing the Service was $0.001 per DIAMONDS Unit. There can be no guarantee that either the size of the Trust or the number of outstanding DIAMONDS will remain constant, or that dividend payments, the cost of brokerage commissions incurred to purchase Index Securities or Beneficial Owner participation will remain the same as it was during fiscal year 2000.

                           GLOSSARY OF DEFINED TERMS

                                                                        Page
                                                                     -----------
"Adjustment Amount".................................................        B-59
"Adjustment Day"....................................................        B-43
"Balancing Amount"..................................................        B-43
"Beneficial Owners".................................................        B-37
"Business Day"......................................................        B-19
"Cash Component"....................................................        B-16
"Cash Redemption Payment"...........................................        B-62
"Closing Time"......................................................        B-33
"Code"..............................................................        B-20
"Commission"........................................................        B-16
"Creation Unit".....................................................         A-2
"Depository Agreement"..............................................        B-38
"Depository"........................................................        B-19
"DIAMONDS".......................................................... Front Cover
"DIAMONDS Clearing Process".........................................        B-17
"DIAMONDS Unit"..................................................... Front Cover
"DJIA"..............................................................        B-15
"Distributor".......................................................        B-15
"Dividend Equivalent Payment".......................................        B-16
"Dividend Payment Date".............................................        B-68
"Dow Jones".........................................................         A-1
"DTC Cut-Off Time"..................................................        B-66
"DTC Participants"..................................................        B-37
"Evaluation Time"...................................................         B-2
"Ex-Dividend Date"..................................................        B-69
"Excess Cash Amounts"...............................................        B-62
"Exchange"..........................................................         A-2
"Global Security"...................................................        B-36
"Index Securities"..................................................        B-15
"Indirect Participants".............................................        B-37
"Initial Date of Deposit"...........................................         B-3
"License Agreement".................................................        B-50
"Mandatory Termination Date"........................................         B-2
"NAV"...............................................................         A-2
"NAV Amount"........................................................        B-43
"NSCC Business Day".................................................        B-26
"NSCC"..............................................................        B-16
"Participant Agreement".............................................        B-35
"Participating Party"...............................................        B-16
"Portfolio Deposit Amount"..........................................        B-43
"Portfolio Deposit".................................................        B-16
"Portfolio".........................................................        B-30
"Record Date".......................................................        B-68
"Request Day".......................................................        B-43
"Securities"........................................................         A-3
"Service"...........................................................        B-87
"Sponsor"........................................................... Front Cover
"Transaction Fee"...................................................        B-17
"Transmittal Date"..................................................        B-34
"Trust Agreement"...................................................        B-15
"Trust".............................................................         A-2
"Trustee"...........................................................         A-2

DIAMONDS TRUST, SERIES 1

SPONSOR:
PDR SERVICES LLC

--------------------------------------------------------------------------------

This Prospectus does not include all of the information with respect to the DIAMONDS Trust set forth in its Registration Statement filed with the Securities and Exchange Commission (the "Commission") in Washington, D.C. under the:

 . Securities Act of 1933 (File No. 333-31247) and
 . Investment Company Act of 1940 (File No. 811-9170).

To obtain copies from the Commission at prescribed rates--
Write: Public Reference Section of the Commission
 450 Fifth Street, N.W., Washington, D.C. 20549-6009
Call: 1-800-SEC-0330
Visit: http://www.sec.gov

--------------------------------------------------------------------------------

No person is authorized to give any information or make any representation about the DIAMONDS Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.

--------------------------------------------------------------------------------

Prospectus dated February 23, 2001